Lazard Funds

Lazard Funds Annual Report

D E C E M B E R  3 1 ,  2 0 0 2

The Lazard Funds, Inc.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2002; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

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Investment Overviews

A Message From Lazard

In looking at the 2002 economic picture, the broad market indices spiraled downward and investor sentiment grew wary as corporate governance issues seemingly refused to go away. Concerns over terrorism, talk of war and a weak economy added to the uncertainty. Global stocks retreated further into bear market territory for the third consecutive year while fixed income gained a bit of momentum as investors looked upon mortgage- and other asset-backed securities with renewed interest. Other signs of optimism appeared. Interest rates were more favorable than they had been in the past 40 years. After struggling with disappointing economic data, corporate governance issues and credit downgrades, the credit markets began to improve towards the end of the year. Sharp gains in the British pound, the euro and the Swiss franc versus the U.S. dollar mitigated the declines to the U.S. dollar-based investor in international securities, illustrating the benefits of diversification among currencies. These positive results softened the economic picture suggesting an improved outlook for 2003.

Identifying market bottoms has historically proven to be futile. Nonetheless, Lazard is hopeful that the worst of the bear market may be behind us. We believe that investors are beginning to manage their expectations, likely recognizing, as we do, that there are opportunities to be found. At this point in the market cycle, we see profit expectations and valuations beginning to stabilize. As investing becomes more rational, well-run companies with good fundamentals, and those that pay dividends, once again matter. However, Lazard believes that it is important to look beyond the myopia of the current market cycle—succumbing to neither exuberance or despair—and to maintain a diversified portfolio and a long-term investment focus. Diversification spreads the risk around different asset classes within a portfolio’s investment objective and strategy, which may help to reduce fluctuations in a portfolio’s market value regardless of economic conditions.

We are pleased to report that many of the Fund’s portfolios have outperformed their benchmarks for the year ended December 31, 2002, although absolute performance may have been negative. As bottom-up stock pickers, we remained focused on stock selection and evaluating the fundamentals of the companies we follow, identifying and taking advantage of pricing anomalies and discovering hidden opportunities to uncover value.

We are also happy to announce additions to our fixed-income team. During the fourth quarter, Steven Blitz joined Lazard as head of Global Fixed Income. Mr. Blitz leads the team managing Lazard Bond, Lazard Strategic Yield and Lazard Mortgage Portfolios. In addition, J. William Charlton has joined the firm as head of U.S. High Yield Fixed Income and, with Steven Blitz, leads the team managing Lazard High Yield Portfolio. Both Mr. Blitz and Mr. Charlton were previously with OFFITBANK and bring with them six other fixed-income team members.

As we begin 2003, Lazard Asset Management (the Fund’s Investment Manager), formerly a division of Lazard Frères & Co. LLC, is now a direct subsidiary of Lazard Frères & Co. LLC. This change in legal structure will not affect the management of Lazard Asset Management, its investment strategy, the portfolio management services it offers, or any other services it provides.

The following Investment Overviews are intended to provide you with more detailed thoughts about the current market environment and insights on the Portfolios and their recent performance.

Equity Markets Overview

U.S. and global stocks continued their downward movement for the third consecutive year. In the U.S., the S&P 500® Index finished the year down (22.10)%. Stocks outside the U.S., measured by the Morgan Stanley Capital International (“MSCI”®) World® Index, dropped (19.89)%, as declines in developed markets were offset somewhat by positive returns in emerging markets.

When the U.S. economy began to expand at the end of 2001, there was hope that this was the beginning of a positive trend for 2002. However, while real GDP rose significantly in the first quarter of 2002, it remained flat throughout the remaining quarters, with investor concern over terrorism, the possibility of war, energy prices and flagging consumer confidence weighing on the markets. Corporate scandals had investors questioning the integrity of accounting practices and the independent judgment of Wall Street’s stock analysts. The SEC helped to restore

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Investment Overviews (continued)

some confidence to the markets by instituting an August deadline for company officers to certify, and thereby stand behind, the completeness and accuracy of their financial statements, resulting in a modest, but brief, rally. A second bear market rally began in mid-October, but faded in December. U.S. mid cap and small cap equities, which had held up fairly well in the first half of the year, fell by more than 15% by year-end, though they outperformed larger U.S. stocks.

The decline in developed markets outside the U.S. was broad based, both regionally and on a sector basis. For the European economy as a whole, there were no quarters of negative real growth in the euro-zone GDP, though markets suffered setbacks triggered by the August flooding and subsequent sell-offs by insurers looking to strengthen their balance sheets. European markets were buoyed by the rise in the euro. The U.K. had posted two consecutive years of economic growth for the first time since World War II. In spite of this encouraging climate, European markets made little real progress during the year. Japan experienced a strong upturn that was driven by a recovery in sales to the U.S., Europe, and its Pacific Rim neighbors. However, just as recoveries in other developed markets stumbled later in the year, Japan’s upturn slowed by the fourth quarter of 2002. Latin American shares, under pressure for most of the year, surprised on the upside by year-end, helped by a sharp recovery in Brazil’s currency and stock market following the election of a new president. Even Argentina, in the spotlight for the largest debt default in history, fully participated in the year-end rally. Nevertheless, there is concern that recovery will be slow until economic and political climates show signs of greater stability. Other emerging markets benefited from a somewhat stronger economic environment. Mid-East and South African stocks, largely down for the first three quarters, rose sharply toward the end of the year, with major gains reported in South Africa. Markets that had traditionally lagged their regional counterparts over the past year, such as Hungary, Poland and Turkey, recorded substantial gains by year-end. However, developing markets in Asia, with the exception of India and Thailand, did not generally enjoy the same recoveries as did other emerging markets in the fourth quarter.

Global markets continue to be jittery about the pace of the economic recovery, and sentiment remains cautious. Sudden price declines have been triggered by the slightest disappointing news. Our approach favors such a climate, as our investment process focuses on the trade-offs between valuation and financial productivity of the individual companies we follow. In 2003, Lazard will continue to focus on high-quality companies that we believe are capable of generating strong returns for investors in a variety of economic environments.

Fixed-Income Overview

Sub-par global growth and geopolitical tensions again led investors to fixed income markets in 2002. Yields declined in most major bond markets, with the steepest decline in the U.S. The ten-year Treasury yield fell to 3.8% from 5.1%. The yield curve remained relatively steep, with long-term bonds outpacing short-term investments in total return. The 30-year U.S. Treasury Bond returned 16.2% at December 31, 2002 compared with 6.5% for a 2-year Treasury. Bond yields in Europe and Japan also moved lower. In a reversal of previous years, the U.S. Dollar weakened, the euro gained 17% versus the Dollar, the Pound Sterling rose more than 10%, and the Yen appreciated nearly 10%. International bond investments, understandably, provide attractive returns in this environment.

In the U.S., structured assets outperformed direct debt obligation investments for the year, with much of this advantage accrued during the first three quarters, when credit markets struggled with disappointing economic data, corporate governance issues, and credit downgrades. High yield bonds labored in 2002 under similar issues and poor equity market performance. European bond markets exhibited a similar trend, although the magnitude was less pronounced. Emerging market bonds proved resilient, as strong markets in Eastern Europe allowed the sector to compensate for low yields in Asia and volatility in Latin American markets.

In the final quarter of 2002, U.S. credit markets performed well and Treasuries generally lagged. This pattern may, in fact, reflect the emerging investment theme for the coming year in fixed-income markets—that corporate bonds, especially those of lower-rated issuers, will provide investors with the most attractive returns as interest rates begin to rise in concert with improving business conditions. Making the risk/reward characteristics of corporate

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Investment Overviews (continued)

debt even more attractive is the prospect of increased issuance of U.S. Treasury bonds and a diminished supply of corporate bonds.

Several factors combine to foster positive sentiment for improved business conditions in the domestic market. The Federal Reserve has been aggressive in easing monetary policy, and the fullest impact may be felt in 2003. Fiscal stimulus has also increased and may increase again in the coming year. There is, in addition, a perceived backlog of capital spending projects waiting to be unleashed if geopolitical uncertainties abate.

Fixed-income valuations do not fully reflect this domestic economic environment for several reasons. One, as noted, is the ongoing geopolitical risk regarding Iraq, North Korea, and the possibility of terrorist activity. Continued weak demand in Japan and Western Europe are also compounding market hesitancy. The disinflationary, or perhaps even deflationary, risks associated with weak global final demand have been well documented. Perhaps less understood, but still weighing on markets, is how the largely unrestricted flow of global capital changes the historic dynamic between the valuation of U.S. fixed-income assets and the underlying fundamental condition of the U.S. economy.

Lazard Equity Portfolio

For the year ended December 31, 2002, Lazard Equity Portfolio’s Institutional Shares posted a total return of (16.84)%, while Open Shares posted a total return of (17.08)%, each beating the (22.10)% return of the S&P 500 Index.

The Portfolio defended well versus the broad U.S. market during the year, partially due to strong stock selection in the producer/manufacturing sector. Lockheed Martin rose, as it is somewhat insulated from the economic cycle since its fortunes are a function of defense spending (which is expected to continue to increase going forward). 3M also held up well, as the company aggressively reduced costs to maintain profitability amid the economic weakness. Technology holdings were weak, as the anticipated rebound in demand for IT products has yet to materialize. However, our technology holdings declined less than those in the index due to our focus on companies with strong competitive positions. The Portfolio also added value in the utility sector due to its focus on traditional utilities (which had little or no involvement in energy trading). Although it sold its holdings in August, the Portfolio was negatively impacted by MeadWestvaco, which disclosed that it had been named as a defendant in asbestos-related lawsuits.

Lazard Mid Cap Portfolio

For the year ended December 31, 2002, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of (14.47)%, while Open Shares posted a total return of (14.75)%, each beating the (16.18)% return of the Russell Midcap® Index.

The Portfolio defended well in the decline, but was unable to avoid weakness entirely. While the technology sector’s general weakness affected the Portfolio, our holdings declined less than the sector as a whole, given our strong positions and solid valuation. Returns in technology were helped by gains in printer manufacturer Lexmark. Lexmark is benefiting from strong sales of multi-functional printers, which copy and send faxes as well as print, and also use more ink cartridges (which have very high profit margins). The Portfolio’s overall technology holdings were weak, as the anticipated rebound in demand for IT products has yet to materialize. The Portfolio also was helped during the year by stock selection in the health care sector due to a relatively modest exposure to the biotechnology sector (which was particularly hard-hit in the decline). In addition, Universal Health Services, a hospital manager, performed well, as it is benefiting from favorable pricing trends. Returns in the consumer staples sector were hurt by a decline in Interstate Bakeries, the maker of Hostess Twinkies and Wonder Bread, as earnings were hurt by higher chocolate and wheat costs, as well as slowing sales of impulse-driven snack foods. As a result, the Portfolio sold its holdings in the company.

Lazard Small Cap Portfolio

For the year ended December 31, 2002, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of (17.97)%, while Open Shares posted a total return of (17.82)%, each beating the (20.48)% return of the Russell 2000® Index.

As has been the case in recent years, the Portfolio generated modest returns in the consumer discretionary sector. This was particularly true among retail stocks, where our analysts were able to identify

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Investment Overviews (continued)

companies that were effectively turning around their operations. Harman International, a maker of audio and video components, has benefited from the increased use of digital technologies such as voice recognition and surround sound in luxury automobiles. Good stock selection in the energy sector was driven by gains in St. Mary Land & Exploration (the natural gas and crude oil producer), which rose on improved pricing and lower exploration expenses. While large cap consumer staples stocks held up very well, it was a challenging and volatile sector among small caps. Stock selection in consumer staples was hurt by a sharp decline in Interstate Bakeries following that company’s earnings shortfall. Since earnings are generally quite consistent in this group, even a modest shortfall can be severely punished by the market.

Lazard International Equity Portfolio

For the year ended December 31, 2002, Lazard International Equity Portfolio’s Institutional Shares posted a total return of (10.44)%, while Open Shares posted a total return of (10.57)%, each beating the (15.94)% return of the MSCI Europe, Australasia and Far East (“EAFE”®) Index.

While the Portfolio’s technology holdings were weak, their strong competitive positions allowed them to hold up relatively better than the technology portion of the index. Since earnings have been relatively unaffected by the economic doldrums, the Portfolio’s consumer staples holdings performed well. For instance, Spanish tobacco producer Altadis rose strongly, due to its defensive qualities as well as its attractive valuation versus major global tobacco competitors. Unilever also performed well, as its restructuring initiatives have proven effective in increasing profitability. The Portfolio benefited from strong stock selection in energy, primarily driven by gains in ENI, the Italian energy company. ENI has improved returns by exiting non-core businesses and benefited from its very attractive valuation versus its larger energy peers. The Portfolio also benefited from selected investments in the hard-hit telecommunications sector. For instance, Dutch telecommunications provider KPN rose, as it has aggressively reduced capital expenditures to boost free cash flow and reduce debt. However, stock selection in utilities was hurt by weakness in Spanish utility Endesa. While utilities generally hold up well in declining markets, Endesa was hurt by the economic turmoil in Latin America (where the company has substantial investments) as well as regulatory uncertainty in their core Spanish electricity business.

Lazard International Equity Select Portfolio

For the year ended December 31, 2002, Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of (14.12)%, while Open Shares posted a total return of (14.37)%, each beating the (15.94)% return of the MSCI EAFE Index.

The Portfolio defended well in the decline, falling less than the overall market for the year but still unable to avoid weakness. Consumer staples holdings, whose earnings have been relatively unaffected by the economic doldrums, performed well. For instance, Unilever has maintained its high profitability through efficiency gains related to its restructuring initiatives. In Japan, consumer products maker Kao has been able to combat the effects of deflation through cost reduction and the development of innovative products. The Portfolio’s European energy holdings (such as Italian energy producer ENI) also performed well, due to their defensive characteristics as well as their attractive valuations relative to their peers. However, our financial holdings experienced weakness due to the economic turmoil in Latin America, insurance claims arising from the World Trade Center attack and the German floods, and cap ital markets weaknesses. These situations were addressed on a case-by-case basis and positions were sold if the company’s long-term financial productivity was in doubt. Technology holdings also experienced weakness, as there has yet to be a significant rebound in demand for IT products. However, we feel our holdings are well positioned for an inevitable upturn, as companies will make investments to maintain their competitive position.

Lazard International Small Cap Portfolio

For the year ended December 31, 2002, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of (3.08)%, while Open Shares posted a total return of (3.55)%, each beating the (9.58)% return of the MSCI EAFE Small Cap® Index.

The Portfolio benefited from strong stock selection, particularly in the industrial, financial and consumer discretionary sectors. One of the Portfolio’s best-per-

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Investment Overviews (continued)

forming stocks for the year was Amer, the Finland-based manufacturer and marketer of sporting goods. Although the market for alpine skis has been difficult since last winter, Amer’s brand (Atomic) has shown excellent performance, increasing both its market share and profitability. Amer has also shown improved profitability in its Wilson Golf division, which has traditionally been a poor performing business for the group. Another solid performer was Swedish Match, a Stockholm-based producer of smokeless tobacco, pipes, matches and other tobacco-related products. Their return-on-capital focus, volume growth and price increases have resulted in another profitable year. The stock performed well, as investors were eager to participate in Swedish Match’s increased dividends and share repurchases. One of the bottom performers for the year was Luminar, the U.K. operator of restaurants and nightclubs. Although the company reported a strong set of results, their outlook statement was cautious. Heavy discounting by competitors (particularly in the prepackaged drink market) is impacting current profitability.

Lazard Emerging Markets Portfolio

For the year ended December 31, 2002, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of (0.37)%, while Open Shares posted a total return of (0.65)%, each beating the (6.00)% return of the MSCI Emerging Markets Free (“EMF”®) Index.

Emerging markets had a relatively good year in 2002; in fact, the asset class has recorded better performance than many of the global and regional developed markets over the four years ended December 31, 2002. The Portfolio benefited from strong share price performance in Iscor and Kumba Resources (both in South Africa), on continuing improvements in operations at both establishments since their 2001 de-merger. State Bank of India shares rallied on increases in productivity and accelerating loan growth. Underweighting in Taiwan and in information technology and overweighting in India, Indonesia and Venezuela and in health care helped performance. So did stock selection in South Africa, China, Mexico, Taiwan and Venezuela as well as in materials, financials, telecom services, energy, consumer staples and information technology. Meanwhile, poor performance was registered by Copel (Brazil) because of election concerns which could affect utilities. The Portfolio sold its holdings in TTI Telecom (Israel) and Dimension Data (South Africa) after both fell sharply on negative results (which included poor telecom equipment sales). Quanta Computer (Taiwan) shares fell significantly on concerns over flat screen pricing. In addition, poor stock selection in Brazil and Israel and in utilities companies hurt performance.

Lazard Bond Portfolio

For the year ended December 31, 2002, Lazard Bond Portfolio’s Institutional Shares posted a total return of 7.44%, while Open Shares posted a total return of 7.15%, each trailing the 9.84% return of the Lehman Intermediate Government/ Credit Bond® Index.

The Portfolio maintained significant allocations to mortgages and asset-backed bonds throughout the year. Asset-backed positions focused on credit card and auto loan bonds. These outperformed other segments of the asset-backed securities market, which were more sensitive to consumer sector weakness. Mortgage pass-through securities held up well, despite a challenging environment characterized by volatile and falling interest rates combined with high refinancing incentives for homeowners.

The Portfolio also maintained significant exposure to investment grade corporate bonds and a modest allocation to high yield corporate bonds. The high yield allocation, though rallying in the final quarter, posted disappointing performance for the year. Investment grade corporates underperformed the index as well because of security selection, specifically among telecommunications sector.

Lazard High Yield Portfolio

For the year ended December 31, 2002, Lazard High Yield Portfolio’s Institutional Shares posted a total return of (11.14)%, while Open Shares posted a total return of (11.27)%, each trailing the (1.83)% return of the Merrill Lynch High Yield Master II® Index.

The high yield market started 2002 with strong returns, with March highlighted by the largest investment inflow to the high yield mutual fund market in five years. However, by mid-year the market had retreated, investment flows had reversed and demand had slackened, causing yield spreads to

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Investment Overviews (concluded)

widen roughly 150 basis points in the second quarter alone. High yield markets continued to soften through mid-summer in response to flagging equity markets and concern over the possibility of Middle East conflict. A fourth quarter rally restored a good deal of confidence in high yield markets as stabilizing equity valuations, declining volatility, and an increased risk appetite converged.

The Portfolio was negatively impacted by security selection in the cable television sector, as well as selected positions in the apparel/textiles sector. The Portfolio maintained a cautious approach to fixed telecommunications issuers during 2002, which helped performance. An underweight, relative to the index, of the integrated telecommunications sector helped, although underperformance in selected positions within the sector detracted somewhat from the positive impact.

Lazard Strategic Yield Portfolio

For the year ended December 31, 2002, Lazard Strategic Yield Portfolio’s Institutional Shares posted a total return of (2.00)%, while Open Shares posted a total return of (2.48)%, each trailing the 1.80% return of the One Month London Interbank Offered Rate (“LIBOR”) USD Fixed Index.

Emerging market bonds enjoyed a strong year in 2002, as a number of Eastern European markets benefited from investment inflows and convergence momentum. This allowed the sector to shake off relatively low yields in most major Asian markets and selected volatility in the Latin American region. Corporate high yield markets started 2002 with strong returns; however, slackening demand caused a mid-year retreat and pushed yield spreads wider. High yield bonds rallied in the fourth quarter and, paired with still strong momentum in emerging market bonds, provided a strong updraft.

The Portfolio was hurt by a significant allocation to high yield corporates; the fourth quarter rally was not sufficient to offset a generally disappointing year for credit. Emerging market investments added value; the Portfolio avoided certain high yielding but illiquid Latin American markets in favor of overweights to European markets and positions in Africa and the Middle East. Opportunistic exposure to structured assets also contributed to performance.

Lazard Mortgage Portfolio

For the year ended December 31, 2002, Lazard Mortgage Portfolio posted a total return of 8.38%, trailing the 8.75% return of the Lehman Fixed-Rate Mortgage-Backed Securities (“MBS”)® Index.

The U.S. mortgage market enjoyed a strong 2002 as falling interest rates in U.S. bond markets and a demand for the high quality of U.S. agency mortgages more than offset several factors that tend to weaken mortgage markets relative to other fixed-income sectors. Interest rate volatility was relatively high, and refinancing incentives for homeowners reached levels not seen in more than 10 years. GNMA agency mortgages outperformed conventional mortgages, and 30-year mortgages led 15-year mortgages for the year.

The Portfolio was negatively impacted by an underweight of GNMA mortgages relative to conventional mortgages, but this was largely offset by strong security selection within the Portfolio’s mortgage holdings, as positions in low loan balance mortgages and well-seasoned loans provided positive contributions. Small allocations to other structured assets, such as commercial mortgages and asset-backed bonds, provided further diversification and positive performance contributions.

Notes to Investment Overviews:
All returns are for the year ended December 31, 2002 and assume reinvestment of all dividends and distributions, if any.
Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower.

The performance data of the indices and other market data have been prepared from sources and data that the InvestmentManager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.

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Performance Overviews

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	InstitutionalShares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Equity Portfolio**	(16.84)%	(1.41)%	9.05%	(17.08)%	(1.70)%	1.49%
S&P 500 Index	(22.10)	(0.59)	9.34	(22.10)	(0.59)	4.02

*	All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500
Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic econ-
omy through changes in the aggregate market value of these stocks, which represent all major industries.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was February 5, 1997.

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Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	One	Five	Since
	Year	Years	Inception†

Mid Cap Portfolio**
Institutional Shares	(14.47)%	5.04%	5.43%
Open Shares	(14.75)	4.70	5.09
Russell Midcap Index	(16.18)	2.19	2.73

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell
Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest
U.S. companies by capitalization).
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was November 4, 1997.

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Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Small Cap Portfolio**	(17.97)%	(0.04)%	9.84%	(17.82)%	(0.23)%	3.72%
Russell 2000 Index	(20.48)	(1.36)	7.16	(20.48)	(1.36)	1.94

* All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell
2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest
U.S. companies by capitalization).

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
† The inception date for Open Shares was January 30, 1997.

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Performance Overviews (continued)

Lazard International Equity Portfolio

     Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and Morgan Stanley Capital International (“MSCI”®) Europe, Australasia and Far East (“EAFE”®) Index*

Average Annual Total Returns* Periods Ended December 31, 2002

	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

International Equity Portfolio**	(10.44)%	(2.82)%	5.24%	(10.57)%	(3.08)%	(0.42)%
MSCI EAFE Index	(15.94)	(2.89)	4.00	(15.94)	(2.89)	(1.59)

* All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI
EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
† The inception date for Open Shares was January 23, 1997.

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Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	One	Since
	Year	Inception†

International Equity Select Portfolio**
Institutional Shares	(14.12)%	(14.03)%
Open Shares	(14.37)	(14.18)
MSCI EAFE Index	(15.94)	(17.17)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI
EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.

Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	Institutional Shares			Open Shares

	One	Five	Since	One	Five	Since
	Year	Years	Inception†	Year	Years	Inception†

International Small Cap Portfolio**	(3.08)%	3.20%	4.05%	(3.55)%	2.74%	1.75%
MSCI EAFE Small Cap Index	(9.58)	(2.68)	(3.02)	(9.58)	(2.68)	(6.46)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was December 1, 1993 and for Open Shares was February 13, 1997.

The Lazard Funds, Inc.

Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Portfolio and MSCI Emerging Markets Free (“EMF”®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Emerging Markets Portfolio**	(0.37)%	(4.12)%	(2.06)%	(0.65)%	(4.34%	(5.67)%
MSCI EMF Index	(6.00)	(4.57)	(4.07)	(6.00)	(5.57)	(5.99)

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI
EMF Index is comprised of emerging market securities in countries open to non-local investors.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Institutional Shares was July 15, 1994 and for Open Shares was January 8, 1997.

The Lazard Funds, Inc.

Performance Overviews (continued)

Lazard Bond Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Bond Portfolio and Lehman Intermediate Government/Credit Bond® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Bond Portfolio**	7.44%	5.55%	6.01%	7.15%	5.26%	5.76%
Lehman Intermediate Gov’t/Credit
Bond Index	9.84	7.48	7.07	9.84	7.48	7.69

* All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman
Intermediate Government/Credit Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers.
** The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
† The inception date for Open Shares was March 5, 1997.

The Lazard Funds, Inc.

Performance Overviews (continued)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	Institutional Shares		Open Shares

	One	Since	One	Since
	Year	Inception†	Year	Inception†

High Yield Portfolio**	(11.14)%	(4.02)%	(11.27)%	(5.37)%
Merrill Lynch High Yield Master II Index	(1.83)	0.53	(1.83)	0.12

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill
Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.

Performance Overviews (continued)

Lazard Strategic Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Strategic Yield Portfolio and One Month London Interbank Offered Rate (“LIBOR”) USD Fixed Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	Institutional Shares			Open Shares

	One	Five	Ten	One	Five	Since
	Year	Years	Years	Year	Years	Inception†

Strategic Yield Portfolio**	(2.00)%	1.74%	5.29%	(2.48)%	1.28%	1.71%
One Month LIBOR USD Fixed Index	1.80	4.61	4.77	1.80	4.61	4.78

*	All returns assume reinvestment of all dividends and distributions, if any.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The One
Month LIBOR USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association.
**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.

Performance Overviews (concluded)

Lazard Mortgage Portfolio

     Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Mortgage Portfolio and Lehman Fixed-Rate Mortgage-Backed Securities (“MBS”)® Index*

Average Annual Total Returns*
Periods Ended December 31, 2002
	Institutional Shares

	One	Since
	Year	Inception**

Mortgage Portfolio	8.38%	7.89%
Lehman Fixed-Rate MBS Index	8.75	8.51

*	All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim-
bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman
Fixed-Rate MBS Index is an index of U.S. mortgage-backed securities in the intermediate maturity range calculated by Lehman Brothers.
**	The inception date for the Portfolio was December 29, 2000.

The Lazard Funds, Inc.

Portfolios of Investments

December 31, 2002

Description	Shares	Value

Lazard Equity Portfolio
Common Stocks—95.8%
Aerospace & Defense—3.2%
Lockheed Martin Corp	30,000	$1,732,500
Rockwell Collins, Inc	30,100	700,126
United Technologies Corp	23,500	1,455,590

		3,888,216

Apparel & Textiles—1.4%
NIKE, Inc., Class B	39,700	1,765,459

Banking—10.9%
Bank of America Corp	39,550	2,751,493
Bank One Corp	72,100	2,635,255
Golden West Financial Corp	26,000	1,867,060
Northern Trust Corp	58,100	2,036,405
SouthTrust Corp	52,500	1,304,625
Wells Fargo & Co	61,400	2,877,818

		13,472,656

Brewery—1.2%
Anheuser-Busch Cos., Inc	29,700	1,437,480

Business Services & Supplies—4.0%
Accenture, Ltd., Class A (a)	77,300	1,390,627
First Data Corp	52,800	1,869,648
Pitney Bowes, Inc	51,700	1,688,522

		4,948,797

Cable & Broadcasting—1.4%
Comcast Corp., Class A (a)	77,400	1,748,466

Computer Software—3.4%
Microsoft Corp. (a)	48,300	2,497,110
Oracle Corp. (a)	155,400	1,678,320

		4,175,430

Computers & Business Equipment—2.0%
Cisco Systems, Inc. (a)	27,700	362,870
International Business Machines Corp.	27,100	2,100,250

		2,463,120

Cosmetics & Toiletries—2.6%
Colgate-Palmolive Co	40,400	2,118,172
The Gillette Co	35,300	1,071,708

		3,189,880

Diversified—7.3%
3M Co	11,600	1,430,280
Eaton Corp	12,000	937,320
Emerson Electric Co	41,200	2,095,020
General Electric Co	79,300	1,930,955
Philip Morris Cos., Inc	33,500	1,357,755
PPG Industries, Inc	24,500	1,228,675

		8,980,005

Description	Shares	Value

Drugs & Health Care—6.9%
Eli Lilly & Co	31,200	$1,981,200
HCA, Inc	42,100	1,747,150
Pfizer, Inc	91,600	2,800,212
Schering-Plough Corp	31,700	703,740
Wyeth	32,700	1,222,980

		8,455,282

Financial Services—5.4%
American Express Co	65,300	2,308,355
Citigroup, Inc	85,997	3,026,234
Merrill Lynch & Co., Inc	33,700	1,278,915

		6,613,504

Food & Beverages—6.6%
Del Monte Foods Co. (a)	1	6
H.J. Heinz Co	43,000	1,413,410
Kraft Foods, Inc., Class A	49,100	1,911,463
PepsiCo, Inc	21,940	926,307
The Coca-Cola Co	26,200	1,148,084
The Kroger Co. (a)	88,800	1,371,960
Unilever NV, NY Shares	21,700	1,339,107

		8,110,337

Household Products &
Home Furnishings—1.0%
Newell Rubbermaid, Inc	39,700	1,204,101

Insurance—7.2%
American International Group, Inc	26,569	1,537,017
Jefferson-Pilot Corp	9,400	358,234
Marsh & McLennan Cos., Inc	35,200	1,626,592
MetLife, Inc	80,300	2,171,312
The Hartford Financial Services
Group, Inc	16,400	745,052
The St. Paul Cos., Inc	54,800	1,865,940
XL Capital, Ltd., Class A	7,700	594,825

		8,898,972

Leisure & Entertainment—1.1%
Mattel, Inc	70,200	1,344,330

Medical Products & Services—0.5%
Johnson & Johnson	11,500	617,665

Metals & Mining—1.1%
Alcoa, Inc	60,600	1,380,468

Multimedia—4.9%
The News Corp., Ltd. ADR	126,500	2,865,225
The Walt Disney Co	58,800	959,028
Viacom, Inc., Class B (a)	55,400	2,258,104

		6,082,357

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Equity Portfolio (concluded)
Oil & Gas—8.9%
Baker Hughes, Inc	38,900	$1,252,191
Burlington Resources, Inc	48,200	2,055,730
ChevronTexaco Corp	26,029	1,730,408
ConocoPhillips	29,780	1,441,054
Exxon Mobil Corp	53,628	1,873,762
Praxair, Inc	23,600	1,363,372
Royal Dutch Petroleum Co., NY Shares	28,600	1,258,972

		10,975,489

Retail—3.4%
Target Corp	55,400	1,662,000
The Home Depot, Inc	36,400	872,144
Wal-Mart Stores, Inc	33,600	1,697,136

		4,231,280

Semiconductors &
Components—2.5%
Intel Corp	98,700	1,536,759
Texas Instruments, Inc	103,800	1,558,038

		3,094,797

Telecommunications—4.7%
BellSouth Corp	83,500	2,160,145
SBC Communications, Inc	36,479	988,946
Verizon Communications, Inc	66,600	2,580,750

		5,729,841

Utilities—4.2%
Entergy Corp	39,500	1,800,805
KeySpan Corp	48,300	1,702,092
NiSource, Inc	84,000	1,680,000

		5,182,897

Total Common Stocks
(Identified cost $127,047,154)		117,990,829

	Principal
	Amount
Description	(000)	Value

Convertible Bond—1.5%
Computers & Business
Equipment—1.5%
Hewlett-Packard Co.,
0.00%, 10/14/17
(Identified cost $2,315,285) (d), (e)	$4,107	$1,873,819

Repurchase Agreement—1.1%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$1,080,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $1,416,139)
(Identified cost $1,385,000)	1,385	1,385,000

Total Investments
(Identified cost $130,747,439) (b)	98.4%	$121,249,648
Cash and Other Assets in Excess
of Liabilities	1.6	1,932,861

Net Assets	100.0%	$123,182,509

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Mid Cap Portfolio
Common Stocks—93.8%
Aerospace & Defense—2.0%
Rockwell Collins, Inc	31,300	$728,038

Apparel & Textiles—3.7%
NIKE, Inc., Class B	17,600	782,672
Polo Ralph Lauren Corp. (a)	26,900	585,344

		1,368,016

Banking—6.3%
Charter One Financial, Inc	25,680	737,786
Golden West Financial Corp	4,800	344,688
Mercantile Bankshares Corp	9,500	366,605
Northern Trust Corp	11,200	392,560
SouthTrust Corp	19,100	474,635

		2,316,274

Business Services &
Supplies—10.6%
ARAMARK Corp., Class B (a)	40,500	951,750
Convergys Corp. (a)	26,900	407,535
Equifax, Inc	24,700	571,558
Gartner, Inc., Class A (a)	26,200	241,040
Pitney Bowes, Inc	21,800	711,988
The Dun & Bradstreet Corp. (a)	18,100	624,269
Valassis Communications, Inc. (a)	13,700	403,191

		3,911,331

Chemicals—0.9%
Cabot Microelectronics Corp. (a)	7,000	330,400

Computer Software—1.6%
BMC Software, Inc. (a)	33,900	580,029

Computers & Business
Equipment—1.8%
Apple Computer, Inc. (a)	19,300	276,569
Lexmark International, Inc. (a)	6,700	405,350

		681,919

Diversified—2.8%
Eaton Corp	6,500	507,715
PPG Industries, Inc	10,300	516,545

		1,024,260

Drugs & Health Care—12.4%
Allergan, Inc	8,900	512,818
Barr Laboratories, Inc. (a)	7,900	514,211
Biogen, Inc. (a)	6,900	276,414
First Health Group Corp. (a)	19,100	465,085
Genzyme Corp. (a)	13,800	408,066
King Pharmaceuticals, Inc. (a)	32,733	562,680
Lincare Holdings, Inc. (a)	12,200	385,764
Universal Health Services, Inc.,
Class B (a)	12,400	559,240
Description	Shares	Value

Watson Pharmaceuticals, Inc. (a)	17,500	$494,725
WellChoice, Inc. (a)	17,100	409,545

		4,588,548

Electronics—2.3%
Agilent Technologies, Inc. (a)	19,000	341,240
Celestica, Inc. (a)	37,000	521,700

		862,940

Environmental—1.2%
Republic Services, Inc. (a)	21,700	455,266

Financial Services—5.7%
Federated Investors, Inc., Class B	23,100	586,047
Investment Technology Group, Inc. (a)	18,200	406,952
SEI Investments Co	18,900	513,702
The Student Loan Corp	5,900	577,020

		2,083,721

Forest & Paper Products—1.8%
Bowater, Inc	15,400	646,030

Household Products &
Home Furnishings—3.4%
Mohawk Industries, Inc. (a)	7,400	421,430
Newell Rubbermaid, Inc	11,200	339,696
The Black & Decker Corp	11,500	493,235

		1,254,361

Insurance—2.7%
Ambac Financial Group, Inc	7,850	441,484
Jefferson-Pilot Corp	3,200	121,952
The St. Paul Cos., Inc	12,700	432,435

		995,871

Leisure & Entertainment—3.9%
International Game Technology (a)	7,600	576,992
Mattel, Inc	36,700	702,805
Starwood Hotels & Resorts
Worldwide, Inc	7,300	173,302

		1,453,099

Manufacturing—1.6%
American Standard Cos., Inc. (a)	8,400	597,576

Medical Products & Services—2.2%
DaVita, Inc. (a)	17,200	424,324
Guidant Corp. (a)	12,900	397,965

		822,289

Oil & Gas—5.5%
Baker Hughes, Inc	21,400	688,866
Burlington Resources, Inc	16,900	720,785
Cooper Cameron Corp. (a)	12,300	612,786

		2,022,437

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Printing & Publishing—1.2%
Lee Enterprises, Inc	12,700	$425,704

Real Estate—4.6%
AMB Property Corp	17,100	467,856
Archstone-Smith Trust	24,900	586,146
Health Care Property Investors, Inc	16,700	639,610

		1,693,612

Restaurants—1.2%
Yum! Brands, Inc. (a)	19,000	460,180

Retail—4.9%
American Eagle Outfitters, Inc. (a)	37,600	518,128
The Gap, Inc	39,200	608,384
The TJX Cos., Inc	34,500	673,440

		1,799,952

Telecommunications—2.2%
Harris Corp	18,100	476,030
Scientific-Atlanta, Inc	29,500	349,870

		825,900

Tobacco—1.0%
Loews Corp. - Carolina Group	17,400	352,698

Transportation—1.9%
Swift Transportation Co., Inc. (a)	35,100	702,632

Utilities—4.4%
Entergy Corp	14,400	656,496
KeySpan Corp	13,800	486,312
NiSource, Inc	23,800	476,000

		1,618,808

Total Common Stocks
(Identified cost $35,626,908)		34,601,891

	Principal
	Amount
Description	(000)	Value

Short-Term Investments—4.8%
Repurchase Agreement—3.0%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$845,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $1,107,998)	$1,085	$1,085,000

Collateral for Securities on
Loan—1.8%
State Street Navigator Securities
Lending Prime Portfolio, 1.4883%
(n)	679	678,789

Total Short-Term Investments
(Identified cost $1,763,789)		1,763,789

Total Investments
(Identified cost $37,390,697) (b)	98.6%	$36,365,680
Cash and Other Assets in Excess
of Liabilities	1.4	516,011

Net Assets	100.0%	$36,881,691

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Small Cap Portfolio
Common Stocks—97.2%
Aerospace & Defense—3.1%
DRS Technologies, Inc. (a)	202,700	$6,350,591
Moog, Inc., Class A (a)	76,600	2,377,664
The Titan Corp. (a)	441,600	4,592,640

		13,320,895

Agriculture—1.1%
Delta & Pine Land Co	231,700	4,728,997

Automotive—1.2%
American Axle & Manufacturing
Holdings, Inc. (a)	215,800	5,054,036

Banking—9.8%
Chittenden Corp	112,300	2,861,404
Community First Bankshares, Inc	155,200	4,106,592
East West Bancorp, Inc	105,600	3,810,048
First Community Bancorp	74,200	2,443,480
First Midwest Bancorp, Inc	221,500	5,916,265
Hudson United Bancorp	179,200	5,573,120
New York Community Bancorp, Inc. .	117,750	3,400,620
Provident Financial Group, Inc	152,200	3,961,766
Sterling Bancshares, Inc	227,200	2,776,384
United Bankshares, Inc	190,500	5,536,121
W Holding Co., Inc	124,300	2,039,763

		42,425,563

Building & Construction—0.5%
Chicago Bridge & Iron Co. NV,
NY Shares	68,800	2,077,760

Business Services &
Supplies—7.7%
ADVO, Inc. (a)	113,600	3,729,488
American Management Systems,
Inc. (a)	108,500	1,300,915
Gartner, Inc., Class A (a)	275,200	2,531,840
Herman Miller, Inc	130,700	2,404,880
Paxar Corp. (a)	219,500	3,237,625
PRG-Schultz International, Inc. (a)	620,800	5,525,120
Tier Technologies, Inc., Class B (a)	234,300	3,748,800
United Stationers, Inc. (a)	153,200	4,412,313
Valassis Communications, Inc. (a)	92,300	2,716,389
Watson Wyatt & Co. Holdings (a)	173,200	3,767,100

		33,374,470

Chemicals—1.1%
Spartech Corp	228,300	4,709,829

Description	Shares	Value

Computer Software—1.5%
Fair, Isaac & Co., Inc	33,129	$1,414,608
Mentor Graphics Corp. (a)	618,100	4,858,266

		6,272,874

Computers & Business
Equipment—4.6%
Advanced Digital Information
Corp. (a)	639,300	4,289,703
Avocent Corp. (a)	164,300	3,650,746
Extreme Networks, Inc. (a)	929,500	3,039,465
Foundry Networks, Inc. (a)	54,300	382,272
Insight Enterprises, Inc. (a)	390,200	3,242,562
Maxtor Corp. (a)	1,074,800	5,438,488

		20,043,236

Diversified—2.2%
Jarden Corp. (a)	105,400	2,515,898
Olin Corp	58,600	911,230
The Liberty Corp	155,200	6,021,760

		9,448,888

Drugs & Health Care—6.9%
aaiPharma, Inc. (a)	356,200	4,993,924
Andrx Corp. (a)	170,700	2,504,169
Apria Healthcare Group, Inc. (a)	141,100	3,138,064
Celgene Corp. (a)	177,000	3,800,190
LifePoint Hospitals, Inc. (a)	140,000	4,190,340
Manor Care, Inc. (a)	260,200	4,842,322
MIM Corp. (a)	504,900	2,928,420
Province Healthcare Co. (a)	330,300	3,213,819

		29,611,248

Education—0.5%
Learning Tree International, Inc. (a)	162,400	2,224,880

Electrical Equipment—1.7%
Axcelis Technologies, Inc. (a)	496,500	2,784,869
Coherent, Inc. (a)	155,300	3,098,235
MKS Instruments, Inc. (a)	99,700	1,638,071

		7,521,175

Electronics—1.6%
Actel Corp. (a)	288,700	4,682,714
Microsemi Corp. (a)	331,500	2,018,835

		6,701,549

Financial Services—4.5%
Financial Federal Corp. (a)	147,500	3,706,675
IndyMac Bancorp, Inc. (a)	217,500	4,021,575
Investment Technology Group, Inc. (a)	181,150	4,050,514
Irwin Financial Corp	114,700	1,892,550
Raymond James Financial, Inc	58,200	1,721,556
The South Financial Group, Inc	164,500	3,398,570
W.P. Stewart & Co., Ltd	41,700	747,264

		19,538,704

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Small Cap Portfolio (continued)
Food & Beverages—2.7%
AFC Enterprises, Inc. (a)	116,200	$2,441,362
PepsiAmericas, Inc	354,400	4,759,592
The Robert Mondavi Corp., Class A (a)	150,400	4,662,400

		11,863,354

Forest & Paper Products—0.7%
Packaging Corp. of America (a)	174,800	3,188,352

Household Products &
Home Furnishings—0.5%
Harman International Industries, Inc. .	39,600	2,356,200

Industrial & Machinery—2.8%
AMETEK, Inc	34,800	1,339,452
JLG Industries, Inc	461,800	3,477,354
Nordson Corp	175,500	4,357,665
Roper Industries, Inc	79,400	2,906,040

		12,080,511

Insurance—3.6%
AmerUs Group Co	74,000	2,091,980
HCC Insurance Holdings, Inc	122,800	3,020,880
Horace Mann Educators Corp	176,300	2,702,679
Max Re Capital, Ltd	200,400	2,208,408
RLI Corp	42,700	1,191,330
Triad Guaranty, Inc. (a)	64,000	2,359,040
W.R. Berkley Corp	47,000	1,861,670

		15,435,987

Leisure & Entertainment—3.2%
Argosy Gaming Co. (a)	102,700	1,944,111
Brunswick Corp	230,500	4,577,730
Oakley, Inc. (a)	397,700	4,084,379
Sonic Corp. (a)	158,600	3,249,714

		13,855,934

Manufacturing—2.2%
Allegheny Technologies, Inc	448,800	2,796,024
Plexus Corp. (a)	314,100	2,757,798
York International Corp	147,400	3,769,018

		9,322,840

Medical Products &
Services—4.6%
Albany Molecular Research, Inc. (a)	9,100	134,598
Hologic, Inc. (a)	143,700	1,754,577
INAMED Corp. (a)	176,500	5,436,200
Invitrogen Corp. (a)	84,700	2,650,263
Ocular Sciences, Inc. (a)	146,800	2,278,336
Description	Shares	Value

Owens & Minor, Inc	135,000	$2,216,700
Varian, Inc. (a)	135,800	3,896,102
Viasys Healthcare, Inc. (a)	92,700	1,380,303

		19,747,079

Oil & Gas—6.5%
Cal Dive International, Inc. (a)	205,200	4,822,200
Helmerich & Payne, Inc	164,820	4,600,126
Key Energy Services, Inc. (a)	579,300	5,196,321
Kinder Morgan Management, LLC (a) . .	172,454	5,447,822
Lone Star Technologies, Inc. (a)	128,800	1,917,832
Newfield Exploration Co. (a)	71,000	2,559,550
St. Mary Land & Exploration Co	147,500	3,687,500

		28,231,351

Printing & Publishing—3.2%
Journal Register Co. (a)	266,300	4,734,814
Pulitzer, Inc	71,700	3,222,915
R. H. Donnelley Corp. (a)	192,400	5,639,244

		13,596,973

Real Estate—7.3%
Alexandria Real Estate Equities, Inc	142,000	6,049,200
Camden Property Trust	148,900	4,913,700
Capital Automotive REIT	172,500	4,088,250
Catellus Development Corp. (a)	156,000	3,096,600
Healthcare Realty Trust, Inc	106,000	3,100,500
Heritage Property Investment Trust	202,400	5,053,928
The Mills Corp	184,000	5,398,560

		31,700,738

Retail—5.5%
American Eagle Outfitters, Inc. (a)	275,200	3,792,256
AnnTaylor Stores Corp. (a)	106,800	2,180,856
Christopher & Banks Corp. (a)	121,400	2,519,050
Genesco, Inc. (a)	177,900	3,314,277
Linens ‘n Things, Inc. (a)	219,100	4,951,660
The Timberland Co., Class A (a)	152,400	5,426,964
The Wet Seal, Inc., Class A (a)	145,100	1,561,421

		23,746,484

Telecommunications—0.4%
C-COR.net Corp. (a)	567,100	1,882,772

Transportation—4.5%
EGL, Inc. (a)	251,000	3,576,750
Forward Air Corp. (a)	114,600	2,224,386
Genesee & Wyoming, Inc., Class A (a)	134,600	2,739,110
Swift Transportation Co., Inc. (a)	362,500	7,256,525
USFreightways Corp	124,600	3,582,250

		19,379,021

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)
Utilities—1.5%
DQE, Inc	146,000	$2,225,040
Energen Corp	77,700	2,261,070
MDU Resources Group, Inc	76,600	1,977,046

		6,463,156

Total Common Stocks
(Identified cost $441,547,245)		419,904,856

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—3.2%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$10,415,000 United States Treasury
Bond, 10.375%, 11/15/12, with a
value of $14,073,165)
(Identified cost $13,791,000)	$13,791	$13,791,000

Total Investments
(Identified cost $455,338,245) (b)	100.4%	$433,695,856
Liabilities in Excess of Cash and
Other Assets	(0.4)	(1,790,530)

Net Assets	100.0%	$431,905,326

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard International Equity Portfolio
Common Stocks—98.8%
Australia—2.3%
BHP Billiton, Ltd	7,647,966	$43,711,670

Belgium—1.4%
Fortis	1,451,360	25,587,374

Denmark—1.5%
Novo Nordisk A/S, B Shares	992,900	28,685,788

Finland—2.8%
Nokia Oyj	3,283,100	52,196,096

France—8.3%
BNP Paribas SA	835,904	34,061,602
Carrefour SA	407,200	18,131,013
Lagardere SCA	744,830	30,256,704
Schneider Electric SA (a)	215,800	10,211,110
Total Fina Elf SA	432,725	61,803,261

Total France		154,463,690

Germany—2.0%
Bayerische Motoren Werke AG	767,800	23,301,704
Siemens AG, Registered Shares	309,200	13,141,223

Total Germany		36,442,927

Hong Kong—1.1%
CLP Holdings, Ltd	2,738,500	11,026,550
Hong Kong & China Gas Co., Ltd	7,728,000	9,959,338

Total Hong Kong		20,985,888

Ireland—4.1%
Allied Irish Banks PLC	2,169,757	29,281,502
Bank of Ireland	2,516,100	25,743,867
CRH PLC	1,669,479	20,585,438

Total Ireland		75,610,807

Italy—7.2%
Alleanza Assicurazioni SpA	2,050,935	15,539,262
ENI SpA	4,244,600	67,482,425
Snam Rete Gas SpA	2,134,600	7,280,164
Telecom Italia SpA	5,776,900	43,830,298

Total Italy		134,132,149

Japan—13.6%
ACOM Co., Ltd	197,300	6,484,116
Canon, Inc	928,000	34,955,423
East Japan Railway Co	4,875	24,196,301
Kao Corp	1,254,000	27,527,345
Nikko Cordial Corp	6,855,000	23,106,092
Nippon Telegraph & Telephone
Corp	5,537	20,109,943
Nissan Motor Co., Ltd	5,768,000	45,008,578
Description	Shares	Value

NTT DoCoMo, Inc	7,628	$14,077,121
Sony Corp	728,800	30,461,347
Tokyo Gas Co., Ltd	1,969,000	6,172,310
Toyota Motor Corp	781,200	20,999,646

Total Japan		253,098,222

Netherlands—10.8%
ABN AMRO Holding NV	1,855,860	30,342,680
Heineken NV	1,174,181	45,837,325
Koninklijke (Royal) KPN NV (a)	8,095,600	52,672,267
Koninklijke (Royal) Philips
Electronics NV	846,675	14,837,970
Royal Dutch Petroleum Co	1,310,466	57,689,796

Total Netherlands		201,380,038

Singapore—1.8%
Oversea-Chinese Banking Corp.,
Ltd	2,915,850	16,222,515
United Overseas Bank, Ltd	2,632,897	17,911,897

Total Singapore		34,134,412

Spain—2.9%
Altadis SA	1,323,400	30,192,005
Endesa SA	2,068,300	24,200,797

Total Spain		54,392,802

Sweden—0.5%
Sandvik AB	420,800	9,393,180

Switzerland—7.4%
Compagnie Financiere Richemont
AG, A Shares	1,624,100	30,304,318
Credit Suisse Group (a)	438,200	9,507,485
Novartis AG, Registered Shares	1,502,870	54,834,593
UBS AG, Registered Shares (a)	893,996	43,448,710

Total Switzerland		138,095,106

United Kingdom—31.1%
Amersham PLC	2,482,131	22,217,649
Barclays PLC	4,147,500	25,706,665
Boots Company PLC	4,353,100	41,067,179
BP PLC	6,313,100	43,397,944
BT Group PLC	5,723,750	17,968,585
Cadbury Schweppes PLC	4,662,326	29,047,731
Diageo PLC	3,435,042	37,327,976
GlaxoSmithKline PLC	3,800,201	72,925,840
HSBC Holdings PLC	5,422,762	59,932,129
Imperial Tobacco Group PLC	2,231,240	37,896,348
Kingfisher PLC	6,674,400	23,907,869
Royal Bank of Scotland
Group PLC	1,257,200	30,116,599
Standard Chartered PLC	2,036,300	23,144,355
Tesco PLC	6,389,500	19,955,712

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard International Equity Portfolio (concluded)
Unilever PLC	4,303,400	$40,944,711
Vodafone Group PLC	29,968,200	54,638,339

Total United Kingdom		580,195,631

Total Common Stocks
(Identified cost $1,948,404,625)		$1,842,505,780

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—2.3%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$13,760,000 United States Treasury
Bond, 10.375%, 11/15/12, with a
value of $18,593,062 and
$19,450,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $25,503,618)
(Identified cost $ 43,225,000)	$43,225	$43,225,000

Total Investments
(Identified cost $1,991,629,625) (b)	101.1%	$1,885,730,780
Liabilities in Excess of Cash and
Other Assets	(1.1)	(20,901,248)

Net Assets	100.0%	$1,864,829,532

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard International Equity Select Portfolio
Common Stocks—97.5%
Denmark—2.3%
Danske Bank A/S ADR	32,400	$535,549

Finland—3.7%
Nokia Oyj ADR	56,415	874,433

France—13.1%
Aventis SA ADR	13,800	747,822
Axa ADR	47,900	644,255
Societe Generale ADR	62,400	726,816
Total Fina Elf SA ADR	13,300	950,950

Total France		3,069,843

Germany—3.7%
Deutsche Bank AG, Registered Shares	10,100	458,843
Siemens AG ADR	9,900	417,087

Total Germany		875,930

Ireland—3.0%
Allied Irish Banks PLC ADR	26,100	701,568

Italy—5.9%
ENI SpA ADR	12,700	996,823
Sanpaolo IMI SpA ADR	30,700	394,495

Total Italy		1,391,318

Japan—5.9%
Canon, Inc. ADR	19,300	711,205
Kao Corp. ADR	3,000	658,549

Total Japan		1,369,754

Netherlands—10.6%
ABN AMRO Holding NV ADR	55,100	891,518
Heineken NV ADR	23,500	917,332
Royal Dutch Petroleum Co.,
NY Shares	15,500	682,310

Total Netherlands		2,491,160

Spain—2.6%
Endesa SA ADR	54,700	618,110

Description	Shares	Value

Switzerland—13.5%
Compagnie Financiere Richemont AG
ADR	12,500	$233,241
Nestle SA, Registered Shares ADR	18,500	980,064
Novartis AG ADR	26,500	973,345
UBS AG, Registered Shares (a)	20,300	976,836

Total Switzerland		3,163,486

United Kingdom—33.2%
AstraZeneca PLC ADR	20,100	705,309
Barclays PLC ADR	32,700	807,690
BP PLC ADR	19,500	792,675
Cadbury Schweppes PLC ADR	36,100	924,521
Diageo PLC ADR	20,400	893,520
GlaxoSmithKline PLC ADR	27,800	1,041,388
HSBC Holdings PLC ADR	18,200	1,000,636
Tesco PLC ADR	48,800	457,236
Unilever PLC ADR	30,600	1,170,450

Total United Kingdom		7,793,425

Total Common Stocks
(Identified cost $25,274,435)		22,884,576

	Principal
	Amount
	(000)

Repurchase Agreement—2.5%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$450,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $590,058)
(Identified cost $575,000)	$575	575,000

Total Investments
(Identified cost $25,849,435) (b)	100.0%	$23,459,576
Cash and Other Assets in Excess
of Liabilities	0.0	5,583

Net Assets	100.0%	$23,465,159

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002
Description	Shares	Value

Lazard International Small Cap Portfolio
Common Stocks—97.2%
Australia—3.6%
Macquarie Infrastructure Group	5,758,000	$10,375,452
TABCORP Holdings, Ltd	1,437,100	8,618,308

Total Australia		18,993,760

Austria—1.7%
Erste Bank der oesterreichischen
Sparkassen AG	134,400	9,047,679

Belgium—0.4%
Solvus SA	290,709	2,364,294

Canada—0.8%
Intrawest Corp	382,300	4,442,985

Denmark—1.4%
ISS A/S (a)	207,800	7,486,067

Finland—5.9%
Amer Group, Ltd	430,100	15,752,016
Sampo Oyj, A Shares	1,169,800	8,900,018
TietoEnator Oyj	484,700	6,612,378

Total Finland		31,264,412

France—4.9%
Carbone Lorraine SA	160,800	3,756,232
Neopost SA (a), (c)	345,300	11,124,391
Societe BIC SA	321,600	11,086,455

Total France		25,967,078

Germany—4.3%
Fielmann AG	209,600	7,390,466
Medion AG	227,800	8,068,054
SCS Standard Computersysteme (a)	16,070	0
Stada Arzneimittel AG	139,700	5,614,828
Techem AG (a)	257,846	1,891,380

Total Germany		22,964,728

Greece—0.3%
Greek Organization of Football
Prognostics	129,950	1,369,151

Hong Kong—2.8%
Esprit Holdings, Ltd	7,005,065	11,767,406
Shaw Brothers (Hong Kong), Ltd	3,245,500	3,329,422

Total Hong Kong		15,096,828

Ireland—4.5%
Anglo Irish Bank Corp. PLC	1,491,230	10,610,005
DCC PLC	768,000	7,898,208
Waterford Wedgwood PLC	10,256,613	5,274,015

Total Ireland		23,782,228

Description	Shares	Value

Italy—4.6%
Davide Campari-Milano SpA	255,900	$7,994,483
Interpump Group SpA	1,038,200	4,412,425
Natuzzi SpA ADR	343,100	3,485,896
Permasteelisa SpA	532,400	8,374,926

Total Italy		24,267,730

Japan—7.8%
ADERANS Co., Ltd	57,500	1,284,023
Belluna Co., Ltd	218,500	7,604,323
Hisamitsu Pharmaceutical Co., Inc	432,000	5,096,486
Japan Digital Laboratory Co., Ltd	540,900	3,395,724
Meitec Corp	86,500	2,113,845
Nissin Kogyo Co., Ltd	257,500	5,392,159
Sammy Corp	258,000	5,130,867
Secom Techno Service Co., Ltd	114,000	2,123,030
The Suruga Bank, Ltd	1,170,000	4,604,281
Yoshinoya D&C Co., Ltd	3,317	4,919,457

Total Japan		41,664,195

Netherlands—13.0%
CSM NV	499,500	10,473,028
Euronext NV	394,200	8,567,182
Fugro NV	236,563	10,706,994
Hunter Douglas NV	368,538	11,041,540
IHC Caland NV	142,406	7,516,879
Koninklijke Boskalis Westminster NV	292,000	5,904,809
Telegraaf Holdings MIJ NV	453,400	7,346,324
Van der Moolen Holding NV	359,400	7,731,668

Total Netherlands		69,288,424

Norway—1.2%
DnB Holding ASA	1,362,100	6,409,651
P4 Radio Hele Norge ASA	393,100	158,880

Total Norway		6,568,531

Singapore—2.2%
Fraser & Neave, Ltd	1,977,400	8,892,315
Want Want Holdings, Ltd	5,012,000	2,982,140

Total Singapore		11,874,455

Spain—8.4%
Abengoa SA	638,000	3,749,298
Aldeasa SA	268,500	3,953,149
Altadis SA	540,300	12,326,387
Banco Pastor SA	542,000	10,101,446
Corporacion Mapfre SA	1,177,600	9,552,533
Prosegur, Compania de Seguridad SA,
Registered Shares	477,800	4,863,615

Total Spain		44,546,428

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)
Sweden—4.7%
Alfa Laval (a)	737,400	$5,924,047
D. Carnegie & Co. AB	452,100	2,905,627
Swedish Match AB	2,047,000	16,092,583

Total Sweden		24,922,257

Switzerland—3.3%
Bank Sarasin & Cie AG,
Registered B Shares	3,146	3,499,348
Edipresse SA	21,860	7,272,438
Kaba Holding AG, Registered B Shares	36,230	6,734,006

Total Switzerland		17,505,792

United Kingdom—21.4%
Ashtead Group PLC	5,208,800	2,096,411
Bunzl PLC	1,096,500	6,707,966
Carpetright PLC	674,800	6,398,659
De La Rue PLC	1,093,900	5,124,709
Euromoney Institutional Investor PLC	244,676	945,369
FKI PLC	3,340,453	4,732,457
Intertek Testing Services PLC (a)	970,200	6,294,554
Kidde PLC	6,751,700	7,690,210
Luminar PLC	535,100	3,363,989
Man Group PLC	756,427	10,801,629
Northgate PLC	843,400	5,480,579
Reckitt Benckiser PLC	670,008	12,997,674
Securicor PLC	4,983,900	6,799,980
Signet Group PLC ADR	290,012	9,425,390
Singer & Friedlander Group PLC	1,572,816	3,354,999
Trinity Mirror PLC	1,255,800	8,663,436
William Hill PLC	1,910,900	6,983,328
Wood Group (John) PLC	2,225,200	5,758,623

Total United Kingdom		113,619,962

Total Common Stocks
(Identified cost $544,720,761)		517,036,984

Description	Shares	Value

Warrant—0.0%
Singapore—0.0%
Want Want Holdings, Ltd.,
10/24/04
(Identified cost $7,760) (a), (f)	310,400	$41,904

	Principal
	Amount
	(000)

Short-Term Investments—8.0%
Repurchase Agreement—2.4%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$9,675,000 United States Treasury
Bond, 10.375%, 11/15/12, with a
value of $13,073,247)	$12,811	12,811,000

Collateral for Securities on
Loan—5.6%
State Street Navigator Securities
Lending Prime Portfolio, 1.4883%
(n)	29,630	29,630,235

Total Short-Term Investments
(Identified cost $42,441,235)		42,441,235

Total Investments
(Identified cost $587,169,756) (b)	105.2%	$559,520,123
Liabilities in Excess of Cash and
Other Assets	(5.2)	(27,438,312)

Net Assets	100.0%	$532,081,811

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Emerging Markets Portfolio
Common Stocks—90.0%
Argentina—0.8%
Tenaris SA ADR (a)	144,942	$2,785,785

Brazil—2.5%
Companhia Vale do Rio Doce ADR	189,400	5,475,554
Empresa Brasileira de Aeronautica
SA ADR	216,100	3,435,990

Total Brazil		8,911,544

Chile—2.2%
Administradora de Fondos de Pensiones
Provida SA ADR	341,100	7,875,999

Croatia—2.1%
Pliva d.d. GDR (c)	514,900	7,372,750

Egypt—1.8%
Commercial International Bank	498,200	2,906,346
MobiNil	525,654	3,508,144

Total Egypt		6,414,490

Hong Kong—6.0%
China Mobile (Hong Kong), Ltd. ADR (a)	518,700	6,265,896
CNOOC, Ltd. ADR	303,300	7,900,965
Yue Yuen Industrial (Holdings), Ltd	2,135,300	6,954,884

Total Hong Kong		21,121,745

Hungary—3.3%
EGIS Rt	58,900	3,641,786
Gedeon Richter Rt	120,090	7,932,639

Total Hungary		11,574,425

India—7.8%
Hindalco Industries, Ltd	243,047	2,972,067
Hindustan Lever, Ltd	857,900	3,251,790
Reliance Industries, Ltd	906,300	5,626,809
Satyam Computer Services, Ltd	826,900	4,792,399
State Bank of India	1,882,500	11,096,739

Total India		27,739,804

Indonesia—3.8%
PT Hanjaya Mandala Sampoerna Tbk	16,544,000	6,839,419
PT Telekomunikasi Indonesia	3,859,500	1,660,232
PT Telekomunikasi Indonesia ADR	594,200	5,044,758

Total Indonesia		13,544,409

Israel—1.5%
Bank Hapoalim, Ltd. (a)	2,175,900	3,110,392
Koor Industries, Ltd. (a)	202,157	2,068,386

Total Israel		5,178,778

Description	Shares	Value

Mexico—9.0%
America Telecom SA de CV,
Series A1 (a)	4,675,900	$2,725,821
Carso Global Telecom, Series A1 (a) .	1,692,500	1,876,242
Cemex SA de CV ADR	166,085	3,572,489
Fomento Economico Mexicano SA
de CV ADR	105,700	3,849,594
Grupo Financiero Banorte SA de CV,
Series O	2,140,300	5,215,754
Grupo Televisa SA ADR (a)	127,300	3,555,489
Kimberly-Clark de Mexico SA de CV,
Series A	1,461,200	3,351,376
Telefonos de Mexico SA de CV,
Series L ADR	247,200	7,905,456

Total Mexico		32,052,221

Panama—1.0%
Panamerican Beverages, Inc., Class A	175,000	3,636,500

Peru—1.0%
Credicorp, Ltd	357,200	3,357,680

Philippines—1.8%
Philippine Long Distance
Telephone Co. ADR (a)	395,400	1,988,862
San Miguel Corp., Class B	3,461,300	4,279,213

Total Philippines		6,268,075

Russia—3.3%
LUKOIL ADR	151,900	9,235,520
Wimm-Bill-Dann Foods OJSC ADR (a)	144,600	2,595,570

Total Russia		11,831,090

South Africa—13.7%
ABSA Group, Ltd	1,685,923	6,208,865
Impala Platinum Holdings, Ltd	57,900	3,677,583
Iscor, Ltd	3,647,827	9,034,010
Kumba Resources, Ltd	2,152,300	8,164,718
Old Mutual PLC	2,332,300	3,304,195
Sanlam, Ltd	5,413,400	4,794,807
Sappi, Ltd	339,600	4,531,694
Sasol, Ltd	490,900	6,007,168
Steinhoff International Holdings, Ltd.	3,649,800	2,977,519

Total South Africa		48,700,559

South Korea—16.8%
Hite Brewery Co., Ltd	85,500	3,539,522
Kookmin Bank	300,083	10,626,437
KT Corp. ADR	351,836	7,582,066
LG Household & Health Care, Ltd	78,200	2,479,086
POSCO	49,000	4,875,005
POSCO ADR	82,300	2,035,279

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)
Samsung Electronics Co., Ltd	53,881	$14,264,689
Samsung Fire & Marine
Insurance Co., Ltd	108,438	5,924,525
Samsung SDI Co., Ltd	24,800	1,432,317
SK Telecom Co., Ltd	35,330	6,821,441

Total South Korea		59,580,367

Taiwan—7.5%
Advantech Co., Ltd	493,000	886,181
China Steel Corp. GDR	376,280	4,101,452
Chinatrust Financial Holding Co.,
Ltd. (a)	4,565,284	3,715,776
Compal Electronics, Inc	1,988,000	2,058,326
Compal Electronics, Inc., Registered
Shares GDR (a)	434,396	2,237,139
Fubon Financial Holding Co., Ltd	7,384,000	5,861,329
Quanta Computer, Inc	900,750	1,476,639
Taiwan Cellular Corp	4,556,623	3,800,462
United Microelectronics Corp. ADR (a)	688,924	2,314,785

Total Taiwan		26,452,089

Thailand—2.1%
Delta Electronics (Thailand) PCL	4,179,700	2,618,373
PTT Public Co., Ltd	3,297,700	3,213,536
Thai Union Frozen Products PCL	2,848,400	1,123,499
Thai Union Frozen Products PCL
NVDR	1,443,900	569,520

Total Thailand		7,524,928

Turkey—0.6%
Turkiye Garanti Bankasi AS ADR (a), (c)	1,595,309	2,066,244

Venezuela—1.4%
Compania Anonima Nacional
Telefonos de Venezuela ADR	398,673	5,023,280

Total Common Stocks
(Identified cost $312,127,578)		319,012,762

Description	Shares	Value

Preferred Stocks—5.6%
Brazil—5.6%
Banco Itau SA ADR	186,680	$4,521,950
Caemi Mineracao e Metalurgica SA	35,945,900	5,330,960
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	162,900	2,492,370
Companhia de Bebidas das
Americas ADR	263,091	4,013,216
Companhia Paranaense de
Energia-Copel ADR	1,176,299	3,305,400

Total Brazil		19,663,896

Total Preferred Stocks
(Identified cost $29,612,309)		19,663,896

	Principal
	Amount
	(000)

Short-Term Investments—13.4%
Repurchase Agreement—4.1%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$11,080,000 United States Treasury
Bond, 10.375%, 11/15/12, with a
value of $14,971,739)	$14,675	14,675,000

Collateral for Securities on
Loan—9.3%
State Street Navigator Securities
Lending Prime Portfolio, 1.4883%
(n)	32,786	32,785,785

Total Short-Term Investments
(Identified cost $47,460,785)		47,460,785

Total Investments
(Identified cost $389,200,672) (b)	109.0%	$386,137,443
Liabilities in Excess of Cash and
Other Assets	(9.0)	(31,821,009)

Net Assets	100.0%	$354,316,434

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio
Asset-Backed Securities—4.0%
Capital Auto Receivables Asset Trust,
Series 2002-3, Class A3,
3.58%, 10/16/06 (j)	$850	$877,242
Ford Credit Auto Owner Trust,
Series 2001-B, Class A5,
5.36%, 06/15/05	480	499,620
MBNA Credit Card Master Note Trust,
Series 2002-A6, Class A6,
3.90%, 11/15/07	500	520,211
Nationsbank Credit Card Master Trust,
Series 1993-2, Class A,
6.00%, 12/15/05	500	521,187

Total Asset-Backed Securities
(Identified cost $2,394,565)		2,418,260

Collateralized Mortgage
Obligations—0.3%
Asset Securitization Corp.,
Series 1996-D2, Class ACS2,
1.5675%, 02/14/29 (g), (h)	2,125	98,895
Merrill Lynch Mortgage Investors, Inc.,
Series 1996-C1, Class IO,
0.6944%, 04/25/28 (c), (g), (h)	2,160	51,490
Structured Asset Securities Corp.:
Series 1996-CFL, Class X1,
1.8628%, 02/25/28 (g), (h)	659	37,050
Series 1996-CFL, Class X2,
0.8261%, 02/25/28 (g), (h)	261	2,412

Total Collateralized Mortgage
Obligations
(Identified cost $229,548)		189,847

Corporate Bonds—25.3%
Aerospace & Defense—0.9%
Lockheed Martin Corp.,
7.25%, 05/15/06	200	225,242
United Technologies Corp.,
7.125%, 11/15/10	240	281,531

		506,773

Automotive—0.0%
Venture Holdings,
12.00%, 06/01/09 (l)	50	2,000

Banking & Financial
Services—11.7%
Bank of America Corp.,
7.40%, 01/15/11	450	530,084
Bank One Corp.,
6.00%, 08/01/08	550	606,869
	Principal
	Amount
Description	(000)	Value

Citigroup, Inc.,
6.00%, 02/21/12	$515	$565,160
Fannie Mae,
7.00%, 07/15/05	2,135	2,393,613
Ford Motor Credit Co.:
7.375%, 10/28/09	75	74,315
7.50%, 03/15/05	645	658,070
General Electric Capital Corp.,
6.00%, 06/15/12	525	566,829
General Motors Acceptance Corp.,
6.125%, 08/28/07	475	480,638
Goldman Sachs Group, Inc.,
6.60%, 01/15/12	425	469,623
Household Finance Corp.,
5.75%, 01/30/07	270	282,586
Wells Fargo & Co.,
6.375%, 08/01/11	335	375,259

		7,003,046

Brewery—0.5%
Anheuser-Busch Cos., Inc.,
7.50%, 03/15/12	250	308,050

Broadcasting—0.1%
Chancellor Media Communications,
Series B,
8.125%, 12/15/07	30	31,238

Chemicals—0.2%
ARCO Chemical Co.,
9.80%, 02/01/20	65	51,350
Terra Industries, Inc., Series B,
10.50%, 06/15/05	20	18,200
Texas Petrochemical Corp.,
11.125%, 07/01/06	80	52,000

		121,550

Commercial Services—0.1%
Coinmach Corp.,
9.00%, 02/01/10	60	62,925

Computers & Business
Equipment—0.9%
International Business Machines Corp.,
4.25%, 09/15/09	500	510,530

Consumer Products—0.2%
Buckeye Technologies, Inc.,
9.25%, 09/15/08	80	68,800
Icon Health & Fitness, Inc.,
11.25%, 04/01/12	30	26,100

		94,900

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (continued)
Energy—2.3%
Compton Petroleum Corp.,
9.90%, 05/15/09	$20	$20,800
Conoco Funding Co.,
6.35%, 10/15/11	430	480,172
Denbury Resources, Inc., Series B,
9.00%, 03/01/08	45	46,519
Giant Industries, Inc.,
11.00%, 05/15/12	35	23,450
Parker Drilling Co., Series D,
9.75%, 11/15/06	40	40,600
Plains All American Pipeline LP,
7.75%, 10/15/12 (c)	45	46,800
Tesoro Petroleum Corp.,
9.625%, 04/01/12	25	16,250
USX Corp.,
6.65%, 02/01/06	570	623,216
Williams Cos., Inc.,
6.625%, 11/15/04	85	63,325

		1,361,132

Equipment Rental—0.1%
H&E Equipment/Finance,
11.125%, 06/15/12 (c)	20	15,000
United Rentals, Inc., Series B,
9.25%, 01/15/09	70	57,225

		72,225

Food & Beverages—2.0%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12 (c)	90	86,400
Chiquita Brands International, Inc.,
10.56%, 03/15/09 (j)	35	35,831
Kraft Foods, Inc.,
6.25%, 06/01/12	505	564,727
Sara Lee Corp.,
6.25%, 09/15/11	475	532,738

		1,219,696

Forest & Paper Products—0.1%
Caraustar Industries, Inc.,
9.875%, 04/01/11	20	20,600
Smurfit Capital Funding PLC,
7.50%, 11/20/25	70	64,050

		84,650

Health Services—0.2%
NDCHealth Corp.,
10.50%, 12/01/12 (c)	50	50,000
	Principal
	Amount
Description	(000)	Value

Service Corp. International,
6.875%, 10/01/07	$55	$50,325

		100,325

Lodging & Entertainment—0.2%
Mandalay Resort Group,
9.375%, 02/15/10	15	16,125
Meristar Hospitality Corp.,
8.75%, 08/15/07	140	93,800
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	20	20,600

		130,525

Metals & Mining—0.9%
Alcoa, Inc.,
4.25%, 08/15/07	480	499,749
TriMas Corp.,
9.875%, 06/15/12 (c)	30	29,700
Wolverine Tube, Inc.,
10.50%, 04/01/09	20	20,400

		549,849

Multimedia—0.5%
Viacom Inc.,
5.625%, 08/15/12	250	266,708

Printing & Publishing—0.2%
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (i)	58	55,123
Von Hoffmann Press, Inc.,
10.25%, 03/15/09	50	46,750
WRC Media Corp.,
12.75%, 11/15/09	25	24,500

		126,373

Retail—0.5%
ShopKo Stores, Inc.,
9.25%, 03/15/22	85	69,700
Target Corp.,
5.375%, 06/15/09	200	212,723

		282,423

Telecommunications—1.8%
EchoStar DBS Corp.:
9.125%, 01/15/09	20	21,050
10.375%, 10/01/07	40	43,300
MJD Communications, Inc., Series B,
9.50%, 05/01/08	40	27,600
SBC Communications, Inc.,
5.875%, 08/15/12	475	512,923
Verizon Global Funding Corp.,
7.375%, 09/01/12	425	488,979

		1,093,852

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard Bond Portfolio (concluded)
Transportation—0.1%
CP Ships, Ltd.,
10.375%, 07/15/12	$65	$68,250

Utilities—1.8%
Calpine Corp.,
7.875%, 04/01/08	110	46,200
KeySpan Corp.,
7.25%, 11/15/05	480	538,245
MidAmerican Energy Holdings Co.,
6.375%, 06/15/06	454	495,074
Teco Energy, Inc.,
10.50%, 12/01/07 (c)	15	14,700

		1,094,219

Total Corporate Bonds
(Identified cost $14,669,964)		15,091,239

Mortgage Pass-Through Securities—27.5%
Federal Home Loan Mortgage Corp.,
Pool#410425,
4.539%, 09/01/26 (g)	17	18,095
Federal National Mortgage Association:
Pool#303824,
4.651%, 07/01/25 (g)	43	45,769
Pool#342042,
5.102%, 06/01/25 (g)	35	36,955
5.50%, TBA	10,250	10,448,594
7.00%, TBA	5,240	5,509,368
Government National Mortgage
Association:
Pool#80208,
5.375%, 06/20/28 (g)	213	218,762
Pool#80093,
5.75%, 07/20/27 (g)	22	22,812
Pool#80120,
6.625%, 10/20/27 (g)	86	89,354

Total Mortgage Pass-Through
Securities
(Identified cost $16,222,523)		16,389,709

	Principal
	Amount
Description	(000)	Value

U.S. Government Security—22.6%
Federal Home Loan Bank,
1.23%, 01/14/03
(Identified cost $13,448,024)	$13,454	$13,448,024

U.S. Treasury Securities—34.7%
United States Treasury Notes:
2.00%, 11/30/04	4,175	4,209,573
4.00%, 11/15/12	4,300	4,360,806
6.50%, 02/15/10 (j)	10,125	12,102,534

Total U.S. Treasury Securities
(Identified cost $20,527,873)		20,672,913

Repurchase Agreement—6.7%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$3,090,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $4,051,732)
(Identified cost $3,971,000) (j)	3,971	3,971,000

Total Investments
(Identified cost $71,463,497) (b)	121.1%	$72,180,992
Liabilities in Excess of Cash and
Other Assets	(21.1)	(12,587,522)

Net Assets	100.0%	$59,593,470

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio
Corporate Bonds—82.5%
Apparel & Textiles—0.4%
Foamex LP,
9.875%, 06/15/07	$930	$288,300

Automotive—1.9%
Collins & Aikman Corp.,
10.75%, 12/31/11	950	904,875
Dana Corp.,
9.00%, 08/15/11	500	482,500
Venture Holdings,
12.00%, 06/01/09 (l)	1,930	77,200

		1,464,575

Broadcasting—0.5%
Chancellor Media Communications,
Series B,
8.125%, 12/15/07	370	385,263

Building & Construction—0.9%
Nortek, Inc., Series B,
9.875%, 06/15/11	690	690,863

Cable Television—3.6%
Charter Communications Holdings LLC,
10.00%, 05/15/11	790	351,550
CSC Holdings, Inc., Series B,
7.625%, 04/01/11	890	835,487
LodgeNet Entertainment Corp.,
10.25%, 12/15/06	295	283,200
Mediacom Broadband LLC,
11.00%, 07/15/13	750	761,250
Pegasus Communications Corp.,
Series B,
12.50%, 08/01/07	1,110	588,300

		2,819,787

Chemicals—4.4%
ARCO Chemical Co.,
9.80%, 02/01/20	1,015	801,850
Huntsman ICI Chemicals,
10.125%, 07/01/09	825	684,750
Lyondell Chemical Co.,
10.875%, 05/01/09	500	427,500
Terra Industries, Inc., Series B,
10.50%, 06/15/05	775	705,250
Texas Petrochemical Corp.,
11.125%, 07/01/06	1,350	877,500

		3,496,850

	Principal
	Amount
Description	(000)	Value

Commercial Services—1.4%
Coinmach Corp.,
9.00%, 02/01/10	$640	$671,200
Phoenix Color Corp.,
10.375%, 02/01/09	515	437,750

		1,108,950

Consumer Products—1.8%
Buckeye Technologies, Inc.,
8.50%, 12/15/05	1,165	1,054,325
Icon Health & Fitness, Inc.,
11.25%, 04/01/12	465	404,550

		1,458,875

Diversified—2.8%
PerkinElmer, Inc.,
8.875%, 01/15/13 (c)	250	246,250
Rexnord Corp.,
10.125%, 12/15/12 (c)	175	179,375
Tyco International Group SA:
5.80%, 08/01/06	280	264,600
6.375%, 02/15/06	1,180	1,144,600
6.375%, 10/15/11	410	383,350

		2,218,175

Electronics—0.5%
ON Semiconductor Corp.,
12.00%, 05/15/08 (c)	545	400,575

Energy—7.6%
Chesapeake Energy Corp.,
9.00%, 08/15/12	535	567,100
Compton Petroleum Corp.,
9.90%, 05/15/09	245	254,800
Denbury Resources, Inc., Series B,
9.00%, 03/01/08	770	795,988
Ferrellgas Partners LP,
8.75%, 06/15/12	865	895,275
Giant Industries, Inc.,
11.00%, 05/15/12	505	338,350
Hanover Equipment Trust,
8.75%, 09/01/11 (c)	295	284,675
Parker Drilling Co., Series D,
9.75%, 11/15/06	645	654,675
Reliant Energy Resources Corp.,
Series B,
8.125%, 07/15/05	750	691,190
Tesoro Petroleum Corp.,
9.625%, 04/01/12	425	276,250

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Williams Cos., Inc.:
6.50%, 08/01/06	$275	$191,125
6.625%, 11/15/04	945	704,025
Series A,
7.50%, 01/15/31	275	171,875
Williams Holdings,
6.25%, 02/01/06	295	205,025

		6,030,353

Environmental—2.0%
Allied Waste North America, Inc.,
Series B:
8.875%, 04/01/08	230	233,450
10.00%, 08/01/09	745	739,412
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	635,254

		1,608,116

Equipment Rental—3.3%
H&E Equipment/Finance,
11.125%, 06/15/12 (c)	780	585,000
National Equipment Services, Inc.,
Series B,
10.00%, 11/30/04	660	231,000
United Rentals, Inc., Series B:
9.25%, 01/15/09	315	257,512
10.75%, 04/15/08	650	646,750
Williams Scotsman, Inc.,
9.875%, 06/01/07	950	878,750

		2,599,012

Food & Beverages—3.0%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12 (c)	1,325	1,272,000
Chiquita Brands International, Inc.,
10.56%, 03/15/09	555	568,181
Swift & Co.,
10.125%, 10/01/09 (c)	550	519,750

		2,359,931

Forest & Paper Products—3.3%
Caraustar Industries, Inc.,
9.875%, 04/01/11	305	314,150
Consolidated Container Co.,
10.125%, 07/15/09	890	597,412
Kappa Beheer BV,
10.625%, 07/15/09	870	930,900
Smurfit Capital Funding PLC,
7.50%, 11/20/25	850	777,750

		2,620,212

	Principal
	Amount
Description	(000)	Value

Health Services—6.3%
Fresenius Medical Capital Trust,
7.875%, 02/01/08	$785	$769,300
HEALTHSOUTH Corp.,
10.75%, 10/01/08	1,155	975,975
NDCHealth Corp.,
10.50%, 12/01/12 (c)	760	760,000
Service Corp. International,
6.875%, 10/01/07	1,360	1,244,400
Sola International, Inc.,
6.875%, 03/15/08	585	526,541
Sybron Dental Specialties, Inc.,
8.125%, 06/15/12	715	722,150

		4,998,366

Lodging & Entertainment—8.2%
Hard Rock Hotel, Inc., Series B,
9.25%, 04/01/05	630	636,300
Hilton Hotels Corp.,
7.625%, 12/01/12	590	595,813
ITT Corp.,
7.375%, 11/15/15	750	690,000
John Q. Hammons Hotels, Series B,
8.875%, 05/15/12	810	814,050
Mandalay Resort Group:
9.375%, 02/15/10	200	215,000
Series B,
10.25%, 08/01/07	655	718,862
Meristar Hospitality Corp.:
9.00%, 01/15/08	295	259,600
9.125%, 01/15/11	375	326,250
Venetian Casino Resort LLC,
11.00%, 06/15/10 (c)	1,000	1,045,000
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	335	345,050
Wynn Las Vegas LLC,
12.00%, 11/01/10	825	833,250

		6,479,175

Metals & Mining—1.3%
TriMas Corp.,
9.875%, 06/15/12 (c)	295	292,050
Wolverine Tube, Inc.,
10.50%, 04/01/09	740	754,800

		1,046,850

Multimedia—0.6%
RH Donnelley Finance Corp.,
10.875%, 12/15/12 (c)	440	479,600

Office Equipment—2.4%
Xerox Capital Europe PLC,
5.875%, 05/15/04	2,020	1,929,100

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard High Yield Portfolio (continued)
Printing & Publishing—6.6%
Dex Media East LLC:
9.875%, 11/15/09 (c)	$250	$267,500
12.125%, 11/15/12 (c)	300	332,250
Hollinger Participation Trust,
12.125%, 11/15/10 (c), (i)	997	938,064
PRIMEDIA, Inc.:
7.625%, 04/01/08	840	747,600
8.875%, 05/15/11	275	248,875
Vertis, Inc.:
10.875%, 06/15/09 (c)	300	312,000
Series B,
10.875%, 06/15/09	590	613,600
Von Hoffmann Press, Inc.:
10.25%, 03/15/09	765	715,275
10.375%, 05/15/07 (g)	910	700,700
WRC Media Corp.,
12.75%, 11/15/09	365	357,700

		5,233,564

Real Estate—3.1%
Host Marriott LP, Series G,
9.25%, 10/01/07	1,050	1,060,500
LNR Property Corp.,
10.50%, 01/15/09	1,000	1,010,000
Tanger Properties LP,
9.125%, 02/15/08	400	409,812

		2,480,312

Restaurants—0.3%
Yum! Brands, Inc.,
7.70%, 07/01/12	215	223,600

Retail—5.6%
Medquest, Inc.,
11.875%, 08/15/12 (c)	885	862,875
NBC Acquisition Corp.,
0.00%, 02/15/09 (i)	810	729,000
Petro Stopping Centers,
10.50%, 02/01/07	855	795,150
Rite Aid Corp.,
11.25%, 07/01/08	1,055	975,875
ShopKo Stores, Inc.,
9.25%, 03/15/22	1,255	1,029,100

		4,392,000

Steel—0.3%
Armco, Inc.,
9.00%, 09/15/07	200	204,000

	Principal
	Amount
Description	(000)	Value

Telecommunications—6.7%
Alamosa PCS Holdings, Inc.,
0.00%, 02/15/10 (i)	$1,665	$299,700
AT&T Wireless Services, Inc.,
8.125%, 05/01/12	830	834,150
EchoStar DBS Corp.:
9.125%, 01/15/09	300	315,750
10.375%, 10/01/07	490	530,425
MJD Communications, Inc., Series B,
9.50%, 05/01/08	995	686,550
Nextel Communications, Inc.,
0.00%, 02/15/08 (i)	1,420	1,299,300
Rogers Wireless, Inc.,
9.625%, 05/01/11	750	708,750
Sprint Capital Corp.:
6.90%, 05/01/19	295	241,900
7.625%, 01/30/11	415	394,250

		5,310,775

Transportation—0.8%
CP Ships, Ltd.,
10.375%, 07/15/12	615	645,750

Utilities—2.9%
Alliant Energy Resources, Inc.,
9.75%, 01/15/13 (c)	500	496,139
Calpine Corp.,
7.875%, 04/01/08	1,645	690,900
Teco Energy, Inc.,
10.50%, 12/01/07 (c)	390	382,200
TXU Corp., Series J,
6.375%, 06/15/06	750	686,250

		2,255,489

Total Corporate Bonds
(Identified cost $68,976,002)		65,228,418

Convertible Bond—0.3%
Energy—0.3%
Hanover Compressor Co.,
4.75%, 03/14/08
(Identified cost $296,378) (d)	350	280,546

	Shares

Preferred Stock—1.7%
Broadcasting—1.7%
Paxson Communications Corp.
(Identified cost $1,891,169)	241	1,313,450

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Description	Shares	Value

Lazard High Yield Portfolio (concluded)
Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (c), (f)	500	$5
03/16/11 (a), (c), (f)	470	5

		10

Retail—0.0%
Travelcenters of America, Inc.,
05/01/09 (a), (c), (f)	810	8,100

Telecommunications—0.0%
Horizon PCS, Inc.,
10/01/10 (a), (c), (f)	1,730	86

Total Warrants
(Identified cost $202,445)		8,196

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—12.6%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$7,745,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $10,155,554)
(Identified cost $9,955,000)	$9,955	$9,955,000

Total Investments
(Identified cost $81,320,994) (b)	97.1%	$76,785,610
Cash and Other Assets in Excess
of Liabilities	2.9	2,306,509

Net Assets	100.0%	$79,092,119

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

		Principal
		Amount
Description		(000)(k)	Value

Lazard Strategic Yield Portfolio
Currency Denominated Bonds—75.6%
Canada—0.5%
CP Ships, Ltd.,
10.375%, 07/15/12	USD	375	$393,750

Cayman Islands—1.5%
Prime Capital Calquake &
Eurowind, Ltd.,
9.26%, 01/07/04 (c), (g), (j)	USD	840	838,026
Redwood Capital I, Ltd.,
7.3063%, 01/01/03 (c), (g)	USD	435	435,000

Total Cayman Islands			1,273,026

Costa Rica—3.8%
Costa Rica Treasury Bills (BEM):
18.74%, 01/08/03		453,828	1,193,002
19.89%, 04/09/03		314,973	787,271
21.45%, 07/09/03		510,500	1,215,190

Total Costa Rica			3,195,463

France—0.9%
Government of France,
3.50%, 07/12/04	EUR	690	732,172

Germany—0.3%
Prosieben Media AG,
11.25%, 07/31/09 (c)	EUR	285	281,134

Ireland—0.8%
Smurfit Capital Funding PLC,
7.50%, 11/20/25	USD	705	645,075

Luxembourg—0.1%
Rhiag SA,
10.75%, 06/05/07 (c)	EUR	95	97,201

Mexico—0.2%
United Mexican States,
9.875%, 01/15/07 (j)	USD	160	190,614

Namibia—0.3%
Government of Namibia,
12.00%, 01/15/10		1,850	214,111

Netherlands—0.1%
Kappa Beheer BV,
10.625%, 07/15/09	EUR	80	88,989

Norway—0.2%
Findexa II AS,
10.25%, 12/01/11	EUR	170	190,886

		Principal
		Amount
Description		(000)(k)	Value

Poland—1.7%
Government of Poland:
0.00%, 08/21/03 (e)		820	$206,240
10.00%, 06/12/04		4,310	1,186,713

Total Poland			1,392,953

Slovenia—1.8%
Slovenia Treasury Bill,
8.29%, 03/27/03		334,730	1,496,510

South Africa—0.5%
Lesotho Water,
13.00%, 09/15/10		3,420	439,854

Thailand—0.0%
Finance One PLC,
0.00%, 01/03/05 (a), (l), (m)		20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/03 (a), (l), (m)		10,569	0

Total Thailand			0

United Kingdom—2.1%
Focus Retail Group PLC,
13.00%, 11/01/10 (c)		35	57,473
Gracechurch Card Funding PLC,
Series 2, Class C,
2.57%, 10/15/09 (g)	USD	1,600	1,598,000
Luxfer Holdings PLC,
10.125%, 05/01/09		35	43,387

Total United Kingdom			1,698,860

United States—60.8%
Allied Waste North America, Inc.,
Series B,
8.50%, 12/01/08 (j)		175	175,875
American Electric Power, Inc., Series B,
5.50%, 05/15/03		1,000	982,331
Anthracite CDO, Ltd.,
Series 2002-CIBA, Class CFL,
2.6694%, 05/24/37 (c), (g), (j)		1,400	1,327,620
ARCO Chemical Co.,
9.80%, 02/01/20 (j)		1,020	805,800
Asset Securitization Corp.,
Series 1996-D2, Class ACS2,
1.5675%, 02/14/29 (g), (h), (j)		7,035	327,400
BA Master Credit Card Trust,
Series 1999-C, Class C,
2.45%, 08/15/08 (c), (g), (j)		2,650	2,634,266
Bank One Issuance Trust,
Series 2002-C2, Class C2,
2.41%, 05/15/08 (g), (j)		1,600	1,599,174

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

		Principal
		Amount
Description		(000)(k)	Value

Lazard Strategic Yield Portfolio (continued)
Buckeye Technologies, Inc.,
9.25%, 09/15/08 (j)		430	$369,800
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12 (c), (j)		75	72,000
Caraustar Industries, Inc.,
9.875%, 04/01/11 (j)		230	236,900
Chancellor Media Communications,
Series B,
8.125%, 12/15/07 (j)		145	150,981
Chase Credit Card Master Trust,
Series 2002-6, Class C,
2.42%, 01/15/08 (g), (j)		1,600	1,601,339
Citicorp Mortgage Securities, Inc.:
Series 2002-10, Class B3,
5.83%, 10/25/32		473	450,003
Series 2002-10, Class B4,
5.83%, 10/25/32 (c)		234	193,774
Crest, Ltd.,
Series 2002-1A, Class B2,
2.83%, 05/27/36 (c), (g), (j)		1,400	1,400,000
CSC Holdings, Inc., Series B,
7.625%, 04/01/11		200	187,750
Fannie Mae STRIPS:
Series 322, Class 2,
6.00%, 04/01/32 (h), (j)		3,165	572,625
Series 313, Class 2,
6.50%, 07/01/31 (h), (j)		3,224	429,046
Federal Home Loan Mortgage Corp.:
Series 30, Class J,
7.50%, 02/25/23 (h), (j)		467	24,417
6.00%, TBA		4,800	4,962,000
First Horizon Asset Securities, Inc.,
Series 2000-2, Class B3,
7.75%, 06/25/30 (j)		653	651,330
Fresenius Medical Capital Trust,
7.875%, 02/01/08		150	147,000
GE Capital Mortgage Services, Inc.:
Series 1999-16, Class B3,
6.50%, 07/25/14 (c), (j)		506	521,785
Series 1996-5, Class B3,
6.75%, 03/25/11 (c), (j)		512	512,241
Giant Industries, Inc.,
11.00%, 05/15/12 (j)		390	261,300
HEALTHSOUTH Corp.,
10.75%, 10/01/08 (j)		510	430,950
Host Marriott LP, Series G,
9.25%, 10/01/07		160	161,600
Huntsman ICI Chemicals,
10.125%, 07/01/09	EUR	145	118,687
	Principal
	Amount
Description	(000)(k)	Value

John Q. Hammons Hotels, Series B,
8.875%, 05/15/12 (j)	425	$427,125
Kansas City Southern Railway Co.,
7.50%, 06/15/09	170	179,350
Lear Corp., Series B,
7.96%, 05/15/05 (j)	275	282,219
LNR Property Corp.,
10.50%, 01/15/09	100	101,000
LodgeNet Entertainment Corp.,
10.25%, 12/15/06 (j)	55	52,800
Mandalay Resort Group:
9.375%, 02/15/10 (j)	265	284,875
Series B,
10.25%, 08/01/07 (j)	305	334,738
MBNA Master Credit Card Trust,
Series 1999-C, Class C,
2.22%, 10/16/06 (c), (g), (j)	2,700	2,698,558
Mediacom Broadband LLC,
11.00%, 07/15/13	75	76,125
Meristar Hospitality Corp.,
8.75%, 08/15/07 (j)	220	147,400
Merrill Lynch Mortgage Investors, Inc.,
Series 1996-C1, Class IO,
0.6944%, 04/25/28 (c), (g), (h), (j)	8,641	205,937
MGM Mirage, Inc.,
9.75%, 06/01/07 (j)	140	154,700
National City Credit Card Master Trust,
Series 2000-1, Class C,
2.30%, 08/15/07 (c), (g), (j)	2,900	2,887,942
National Equipment Services, Inc.,
Series B,
10.00%, 11/30/04 (j)	255	89,250
NBC Acquisition Corp.,
0.00%, 02/15/09 (i), (j)	70	63,000
NiSource Finance Corp.,
7.50%, 11/15/03	1,250	1,259,862
Norwest Asset Securities Corp.:
Series 1998-9, Class B4,
6.50%, 04/25/28 (c), (j)	778	796,633
Series 1997-5, Class B3,
7.00%, 04/25/12 (c)	175	172,000
Parker Drilling Co., Series D,
9.75%, 11/15/06	155	157,325
Pegasus Satellite,
12.375%, 08/01/06 (j)	385	204,050
Pioneer Ltd.:
3.16%, 06/15/06 (c), (g), (j)	1,000	997,500
7.41%, 06/15/06 (c), (g), (j)	1,250	1,275,000
Plains All American Pipeline LP,
7.75%, 10/15/12 (c)	265	275,600

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)(k)	Value

Lazard Strategic Yield Portfolio (continued)
PNC Mortgage Securities Corp.:
Series 2000-1, Class 1B3,
7.46%, 02/25/30 (j)	636	$642,350
Series 2000-2, Class B3,
7.63%, 04/25/30	845	852,178
Service Corp. International,
6.875%, 10/01/07 (j)	195	178,425
Structured Asset Securities Corp.:
Series 1996-CFL, Class X1,
1.8628%, 02/25/28 (g), (h), (j)	1,781	99,969
Series 1996-CFL, Class X2,
0.8261%, 02/25/28 (g), (h), (j)	549	5,054
Tesoro Petroleum Corp.,
9.625%, 04/01/12	330	214,500
Texas Petrochemical Corp.,
11.125%, 07/01/06 (j)	985	640,250
Toll Corp.,
8.25%, 12/01/11 (j)	180	180,900
United Rentals, Inc., Series B:
9.25%, 01/15/09 (j)	285	232,988
10.75%, 04/15/08	260	258,700
United States Treasury Bond,
6.125%, 11/15/27	1,500	1,752,597
United States Treasury Note,
4.875%, 02/15/12	5,000	5,429,490
Venture Holdings,
12.00%, 06/01/09 (j), (l)	910	36,400
Von Hoffmann Press, Inc.,
10.375%, 05/15/07 (g)	195	150,150
Washington Mutual Mortgage
Securities Corp.,
Series 2001-2, Class B3,
7.21%, 01/25/31 (g), (j)	1,299	1,323,679
Wells Fargo Mortgage Backed
Securities Trust:
Series 2002-13, Class B3,
6.00%, 06/25/17 (j)	280	286,558
Series 2002-10, Class B3,
6.00%, 06/25/32 (j)	418	414,476
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09 (j)	200	206,000
Wolverine Tube, Inc.,
10.50%, 04/01/09	155	158,100
Yamaha Motor Master Trust,
Series 2000-1, Class B,
2.12%, 05/15/08 (g), (j)	3,175	3,161,189

Total United States		50,654,936

Total Currency Denominated Bonds
(Identified cost $66,065,568)		62,985,534

Description	Shares	Value

Preferred Stock—0.8%
United States—0.8%
Paxson Communications Corp.
(Identified cost $1,092,670) (j)	120	$654,000

Warrants—0.0%
Mexico—0.0%
United Mexican States Rights:
Series B, 06/30/04 (a), (f)	692,000	0
Series C, 06/30/05 (a), (f)	692,000	0
Series D, 06/30/06 (a), (f)	692,000	0

Total Mexico		0

Total Warrants
(Identified cost $0)		0

	Principal
	Amount
	(000)

U.S. Government Securities—26.7%
Federal Home Loan Bank:
1.23%, 01/14/03	$4,189	4,187,139
2.39%, 04/21/03	2,620	2,600,867
Federal Home Loan Mortgage Corp.:
1.22%, 02/18/03	3,000	2,995,120
1.26%, 01/02/03	900	899,969
1.97%, 06/30/03	3,640	3,604,146
Federal National Mortgage Association:
1.23%, 01/29/03	3,000	2,997,130
1.27%, 03/05/03	400	399,111
1.90%, 06/27/03	175	173,365
2.51%, 04/04/03	4,470	4,441,016

Total U.S. Government Securities
(Identified cost $22,297,863)		22,297,863

Repurchase Agreement—2.6%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$1,685,000 United States Treasury
Bond, 12.75%, 11/15/10, with a
value of $2,209,439)
(Identified cost $2,160,000) (j)	2,160	2,160,000

Total Investments
(Identified cost $91,616,101) (b)	105.7%	$88,097,397
Liabilities in Excess of Cash and
Other Assets	(5.7)	(4,750,904)

Net Assets	100.0%	$83,346,493

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Lazard Strategic Yield Portfolio (continued)

Forward Foreign Currency Contracts open at December 31, 2002:

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	03/10/03	561,910	$166,000	$157,385	$—	$8,615
BRL	03/10/03	2,603,378	672,273	729,176	56,903	—
BRL	03/08/04	3,606,848	1,162,000	844,814	—	317,186
CAD	01/30/03	836,976	527,595	529,178	1,583	—
CLP	01/29/03	788,932,500	1,110,000	1,093,985	—	16,015
COP	02/18/03	1,629,347,320	578,000	558,805	—	19,195
CZK	04/15/03	77,199,325	2,270,502	2,557,953	287,451	—
DKK	01/30/03	41,560,622	5,418,383	5,863,496	445,113	—
EUR	01/30/03	118,698	115,374	124,402	9,028	—
EUR	01/30/03	11,368,130	11,027,086	11,914,451	887,365	—
EUR	01/30/03	62,627	61,249	65,637	4,388	—
EUR	01/30/03	27,017	26,369	28,315	1,946	—
EUR	01/30/03	484,861	470,000	508,162	38,162	—
EUR	01/30/03	341,167	331,000	357,562	26,562	—
EUR	01/30/03	249,435	245,000	261,422	16,422	—
EUR	01/30/03	122,612	120,000	128,504	8,504	—
EUR	01/30/03	2,782,296	2,747,100	2,916,006	168,906	—
EUR	01/30/03	208,644	210,000	218,671	8,671	—
EUR	01/30/03	111,893	114,500	117,270	2,770	—
EUR	01/10/03	1,179,064	1,188,379	1,236,782	48,403	—
EUR	06/30/03	1,860,000	1,860,837	1,938,205	77,368	—
EUR	06/30/03	1,125,000	1,149,582	1,172,301	22,719	—
GBP	01/30/03	39,419	61,107	63,325	2,218	—
GBP	01/30/03	801,961	1,241,756	1,288,317	46,561	—
GBP	01/30/03	2,498,467	3,860,132	4,013,684	153,552	—
GBP	01/30/03	394,938	609,745	634,452	24,707	—
GBP	01/30/03	107,240	165,000	172,277	7,277	—
GBP	01/30/03	38,773	60,000	62,288	2,288	—
GBP	01/30/03	154,741	243,500	248,585	5,085	—
GBP	01/30/03	33,177	53,000	53,298	298	—
HUF	01/09/03	90,649,220	379,317	402,013	22,696	—
HUF	06/30/03	940,385,000	3,807,304	4,044,726	237,422	—
IDR	01/29/03	11,866,400,000	1,304,000	1,312,387	8,387	—
IDR	02/14/03	2,562,565,000	283,000	281,828	—	1,172
ILS	10/21/03	2,736,525	535,000	543,954	8,954	—
INR	02/13/03	55,612,650	1,145,000	1,151,598	6,598	—
INR	02/24/03	53,063,700	1,095,000	1,097,523	2,523	—
ISK	01/23/03	26,293,096	316,000	324,319	8,319	—
JPY	01/30/03	686,826,380	5,643,602	5,794,126	150,524	—
JPY	01/30/03	14,024,091	113,000	118,308	5,308	—
JPY	01/30/03	122,357,000	1,000,000	1,032,214	32,214	—
JPY	01/30/03	4,900,680	40,000	41,343	1,343	—
JPY	01/30/03	82,679,250	690,000	697,489	7,489	—
JPY	01/30/03	37,944,991	314,200	320,107	5,907	—
JPY	01/30/03	87,166,800	720,000	735,347	15,347	—
KES	01/16/03	31,270,668	390,000	401,751	11,751	—
KRW	02/18/03	1,189,880,000	985,000	997,911	12,911	—
MXN	04/21/03	22,664,000	2,360,833	2,117,062	—	243,771

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Lazard Strategic Yield Portfolio (continued)

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

MXN	04/21/03	2,534,064	$262,000	$236,709	$—	$25,291
MXN	04/21/03	795,116	75,908	74,272	—	1,636
MXN	07/08/03	1,887,375	174,531	173,404	—	1,127
PHP	04/10/03	13,949,000	260,000	252,355	—	7,645
PHP	04/10/03	105,359,400	1,962,000	1,906,081	—	55,919
SKK	01/10/03	94,740,000	2,288,190	2,389,600	101,410	—
THB	02/12/03	73,280,000	1,685,567	1,696,489	10,922	—
TRL	01/15/03	405,464,963,098	2,516,509	2,394,270	—	122,239
ZAR	01/21/03	14,211,633	1,156,000	1,641,066	485,066	—
ZAR	01/21/03	2,106,629	237,554	243,260	5,706	—

Total Forward Foreign Currency Purchase Contracts			$69,604,984	$72,280,220	$3,495,047	$819,811

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

Lazard Strategic Yield Portfolio (concluded)

Forward			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

BRL	03/10/03	3,165,288	$1,162,000	$886,561	$275,439	$—
BRL	03/08/04	3,606,848	787,522	844,814	—	57,292
CAD	01/30/03	835,936	528,204	528,520	—	316
CHF	01/30/03	271,104	180,736	196,197	—	15,461
CZK	01/10/03	36,580,000	1,188,379	1,215,675	—	27,296
DKK	01/30/03	41,892,575	5,467,006	5,910,329	—	443,323
EUR	01/30/03	734,000	716,384	769,274	—	52,890
EUR	01/30/03	1,385,462	1,348,886	1,452,044	—	103,158
EUR	01/30/03	8,324,834	8,093,403	8,724,902	—	631,499
EUR	01/30/03	308,420	300,000	323,242	—	23,242
EUR	01/30/03	5,918,201	5,740,655	6,202,614	—	461,959
EUR	01/30/03	325,203	320,000	340,832	—	20,832
EUR	01/30/03	198,626	200,000	208,171	—	8,171
EUR	01/30/03	1,273,860	1,300,000	1,335,079	—	35,079
EUR	04/15/03	2,555,000	2,270,502	2,669,805	—	399,303
EUR	01/09/03	379,000	379,317	397,570	—	18,253
EUR	06/30/03	3,636,446	3,807,304	3,789,343	17,961	—
EUR	01/10/03	2,262,388	2,288,190	2,373,138	—	84,948
GBP	01/30/03	4,340,283	6,701,397	6,972,484	—	271,087
HUF	06/30/03	467,790,000	1,860,837	2,012,029	—	151,192
HUF	06/30/03	272,756,250	1,149,582	1,173,162	—	23,580
JPY	01/30/03	8,231,260	67,509	69,440	—	1,931
JPY	01/30/03	187,312,162	1,534,088	1,580,181	—	46,093
JPY	01/30/03	66,465,885	544,356	560,712	—	16,356
JPY	01/30/03	863,044,779	7,085,754	7,280,720	—	194,966
JPY	01/30/03	114,094,945	953,700	962,515	—	8,815
JPY	01/30/03	71,490,600	600,000	603,101	—	3,101
MXN	04/21/03	13,574,470	1,300,000	1,268,002	31,998	—
ZAR	01/21/03	14,211,633	1,331,301	1,641,066	—	309,765

Total Forward Foreign Currency Sale Contracts			$59,207,012	$62,291,522	325,398	3,409,908

Gross Unrealized appreciation/depreciation from Forward Foreign Currency Contracts					$3,820,445	$4,229,719

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard Mortgage Portfolio
Collateralized Mortgage
Obligations—0.5%
Federal National Mortgage Association
Grantor Trust, Series 2002-T1, Class A2,
7.00%, 11/25/31
(Identified cost $469,344) (j)	$445	$486,584

Mortgage Pass-Through
Securities—95.6%
Federal Home Loan Mortgage Corp.:
Pool#E77662,
6.00%, 07/01/14 (j)	65	68,458
Pool#E00763,
6.00%, 11/01/14 (j)	69	73,361
Pool#E84574,
6.00%, 07/01/16 (j)	148	155,563
Pool#E84978,
6.00%, 08/01/16 (j)	101	106,432
Pool#C00610,
6.50%, 05/01/28 (j)	95	100,014
Pool#C00835,
6.50%, 07/01/29 (j)	87	91,181
Pool#C46147,
6.50%, 07/01/29 (j)	5,823	6,072,753
Pool#C32962,
6.50%, 11/01/29 (j)	13	14,492
Pool#G00815,
7.00%, 12/01/27 (j)	50	52,869
Pool#G10890,
7.50%, 12/01/13 (j)	50	53,677
Pool#E80531,
7.50%, 05/01/15 (j)	7	8,179
Pool#C00910,
7.50%, 01/01/30 (j)	32	34,203
5.50%, TBA	5,000	5,095,310
6.00%, TBA	14,400	14,886,000
6.50%, TBA	5,222	5,440,671
7.50%, TBA	1,189	1,263,684
Federal National Mortgage Association:
Pool#545000,
6.50%, 06/01/15 (j)	109	116,485
Pool#253971,
6.50%, 06/01/31 (j)	8,470	8,853,360
Pool#672415,
6.50%, 09/01/32 (j)	4,863	5,079,277
Pool#550415,
7.00%, 11/01/15 (j)	104	111,709
Pool#614584,
7.00%, 08/01/16	497	531,554
	Principal
	Amount
Description	(000)	Value

Pool#614581,
7.00%, 09/01/16	$593	$634,703
Pool#619830,
7.00%, 09/01/16	498	532,656
Pool#355033,
7.00%, 11/01/26	4	4,271
Pool#390065,
7.00%, 06/01/27 (j)	12	13,522
Pool#364871,
7.50%, 12/01/11	704	753,409
Pool#364874,
7.50%, 01/01/12	430	460,219
Pool#619831,
7.50%, 09/01/16 (j)	1,046	1,119,566
Pool#630493,
7.50%, 11/01/16	618	662,041
5.50%, TBA	205	212,239
7.00%, TBA	10,610	11,157,073
Government National Mortgage
Association:
Pool#534009,
6.50%, 06/15/32 (j)	1,597	1,680,210
Pool#590221,
6.50%, 07/15/32 (j)	2,190	2,303,219
Pool#471336,
6.50%, 08/15/32	996	1,047,671
Pool#548215,
6.50%, 08/15/32	935	984,323
Pool#593192,
6.50%, 08/15/32	4,784	5,032,038
Pool#567626,
7.00%, 04/15/32 (j)	755	802,262
Pool#567629,
7.00%, 04/15/32 (j)	2,525	2,681,526
Pool#574235,
7.00%, 05/15/32 (j)	860	914,105
Pool#585453,
7.00%, 07/15/32	2,371	2,518,038
Pool#3287,
7.00%, 09/20/32 (j)	1,495	1,575,919
Pool#462758,
7.50%, 05/15/28 (j)	5	6,103
Pool#472630,
7.50%, 05/15/28 (j)	5	6,259
Pool#531205,
8.00%, 06/15/30 (j)	2	3,090

Total Mortgage Pass-Through Securities
(Identified cost $82,484,428)		83,313,694

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (concluded)

December 31, 2002

	Principal
	Amount
Description	(000)	Value

Lazard Mortgage Portfolio (concluded)
U.S. Government Security—36.7%
Federal Home Loan Bank,
1.23%, 01/14/03
(Identified cost $31,961,797)	$31,976	$31,961,797

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—10.2%
State Street Corp., 1.00%, 01/02/03
(Dated 12/31/02, collateralized by
$6,435,000 United States Treasury
Bond, 7.875%, 02/15/21, with a
value of $9,065,049)
(Identified cost $8,886,000) (j)	$8,886	$8,886,000

Total Investments
(Identified cost $123,801,569) (b)	143.0%	$124,648,075
Liabilities in Excess of Cash and
Other Assets	(43.0)	(37,500,004)

Net Assets	100.0%	$87,148,071

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Notes to Portfolios of Investments

December 31, 2002

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:
		Aggregate	Aggregate	Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

Equity	$133,173,203	$3,647,892	$15,571,447	$(11,923,555)
Mid Cap	37,476,570	1,541,250	2,652,140	(1,110,890)
Small Cap	462,519,360	25,190,751	54,014,255	(28,823,504)
International Equity	2,033,318,366	110,539,903	258,127,489	(147,587,586)
International Equity Select	25,849,435	549,784	2,939,643	(2,389,859)
International Small Cap	587,656,964	46,543,537	74,680,378	(28,136,841)
Emerging Markets	392,821,580	48,059,030	54,743,167	(6,684,137)
Bond	71,580,816	865,296	265,120	600,176
High Yield	81,445,253	2,354,660	7,014,303	(4,659,643)
Strategic Yield	91,424,772	1,046,221	4,373,596	(3,327,375)
Mortgage	123,801,569	851,754	5,248	846,506
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”
(d)	Maturity date shown is the final conversion date.
(e)	Zero coupon security.
(f)	Date shown is the expiration date.
(g)	Variable rate security. Interest rate shown is the rate in effect at December 31, 2002.
(h)	Interest-only security. The principal amount shown represents the face value of the underlying security.
(i)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2002, which may step up at a future date.
(j)	Segregated security for when-issued purchases, forward foreign currency contracts and/or forward roll transactions.
(k)	Principal amount denominated in respective country’s currency unless otherwise noted.
(l)	Issue in default.
(m)	Bankrupt security valued at zero.
(n)	Rate shown reflects 7 day yield as of December 31, 2002.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Notes to Portfolios of Investments (continued)

December 31, 2002

Security Abbreviations:

ADR	—	American Depositary Receipt
BEM	—	Bonos de Estabilizacion Monetaria
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt
REIT	—	Real Estate Investment Trust
TBA	—	To Be Announced
Currency Abbreviations:

BRL	—	Brazilian Real	INR	— Indian Rupee
CAD	—	Canadian Dollar	ISK	— Iceland Krona
CHF	—	Swiss Franc	JPY	— Japanese Yen
CLP	—	Chilean Peso	KES	— Kenyan Shilling
COP	—	Colombian Peso	KRW	— South Korean Won
CZK	—	Czech Koruna	MXN	— Mexican Peso
DKK	—	Danish Krone	PHP	— Philippine Peso
EUR	—	Euro	SKK	— Slovakian Koruna
GBP	—	British Pound Sterling	THB	— Thailand Baht
HUF	—	Hungarian Forint	TRL	— Turkish Lira
IDR	—	Indonesian Rupiah	USD	— United States Dollar
ILS	—	Israeli Shekel	ZAR	— South African Rand

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Notes to Portfolios of Investments (continued)

December 31, 2002

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard	Lazard	Lazard	Lazard
	International	International	International	Emerging
	Equity	Equity Select	Small Cap	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INDUSTRY
Aerospace & Defense	—%	—%	—%	1.0%
Apparel & Textiles	—	—	2.2	2.0
Automotive	4.8	—	2.1	—
Banking	16.7	23.5	8.3	12.5
Brewery	2.5	3.9	—	2.1
Broadcasting	—	—	—	1.0
Building & Construction	1.1	—	3.4	1.0
Business Services & Supplies	—	—	15.0	—
Chemicals	—	—	—	1.6
Computer Software	—	—	1.7	—
Computers & Business Equipment	—	—	0.6	3.2
Conglomerates	—	—	—	0.6
Cosmetics & Toiletries	1.5	2.8	0.3	—
Diversified	4.5	1.8	7.6	—
Drugs & Health Care	6.9	14.8	2.0	5.3
Electronics	4.3	3.0	2.3	5.8
Financial Services	4.8	4.2	9.9	6.3
Food & Beverages	3.6	16.9	4.0	4.6
Forest & Paper Products	—	—	—	2.2
Household Products & Home Furnishings	—	—	5.2	2.5
Industrial & Machinery	1.0	—	2.8	—
Insurance	0.8	2.7	1.8	4.0
Leisure & Entertainment	—	—	7.2	—
Manufacturing	—	—	2.0	—
Medical Products & Services	2.7	—	—	—
Metals & Mining	2.3	—	—	8.0
Oil & Gas	12.4	14.6	1.4	7.4
Printing & Publishing	—	—	4.6	—
Retail	7.2	3.0	7.5	0.7
Steel	—	—	—	5.7
Telecommunications	13.7	3.7	—	15.3
Tobacco	3.6	—	5.3	1.9
Transportation	1.3	—	—	—
Utilities	3.1	2.6	—	0.9

Subtotal	98.8	97.5	97.2	95.6
Repurchase Agreements	2.3	2.5	2.4	4.1
Collateral for Securities on Loan	—	—	5.6	9.3

Total Investments	101.1%	100.0%	105.2%	109.0%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Notes to Portfolios of Investments (concluded)

December 31, 2002

Portfolio holdings by asset type, previously presented by country, for Lazard Strategic Yield Portfolio:

ASSET TYPE
Asset-Backed Securities	22.7%
Collateralized Mortgage Obligations	10.2
Corporate Bonds	18.9
Foreign Government Obligations	9.2
Mortgage Pass-Through Securities	6.0
Preferred Stock	0.8
U.S. Government Securities	26.7
U.S. Treasury Securities	8.6

Subtotal	103.1
Repurchase Agreement	2.6

Total Investments	105.7%

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Statements of Assets and Liabilities

December 31, 2002

				Lazard
	Lazard	Lazard	Lazard	International
	Equity	Mid Cap	Small Cap	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$119,864,648	$35,280,680	$419,904,856	$1,842,505,780
Repurchase Agreements, at value	1,385,000	1,085,000	13,791,000	43,225,000
Cash	224	744	412	462
Foreign currency	—	—	—	102,360
Receivables for:
Investments sold	153,609	—	38,927	4,088,396
Dividends and interest	152,213	32,717	536,532	4,125,139
Capital stock sold	2,283,366	1,327,034	1,409,330	1,038,955
Gross appreciation on foreign currency contracts	—	—	—	—

Total assets	123,839,060	37,726,175	435,681,057	1,895,086,092

LIABILITIES
Payables for:
Investments purchased	303,656	103,856	2,486,041	7,223,226
Capital stock repurchased	221,045	14,519	899,881	21,466,687
Dividends payable	—	—	—	—
Gross depreciation on foreign currency contracts	—	—	—	—
Payable upon return of securities on loan	—	678,789	—	—
Management fees payable	78,639	12,891	297,457	1,203,555
Accrued directors’ fees payable	538	154	2,108	8,275
Accrued distribution fees payable	4,555	1,727	10,000	19,094
Other accrued expenses and payables	48,118	32,548	80,244	335,723

Total liabilities	656,551	844,484	3,775,731	30,256,560

Net assets	$123,182,509	$36,881,691	$431,905,326	$1,864,829,532

NET ASSETS
Paid in capital	$165,046,284	$40,273,193	$486,678,470	$2,739,097,055
Undistributed (distributions in excess of)
investment income—net	17,606	102,856	404,472	21,484,623
Unrealized appreciation (depreciation) on:
Investments—net	(9,497,791)	(1,025,017)	(21,642,389)	(105,898,845)
Foreign currency—net	—	—	—	278,152
Accumulated undistributed realized gain (loss)—net	(32,383,590)	(2,469,341)	(33,535,227)	(790,131,453)

Net assets	$123,182,509	$36,881,691	$431,905,326	$1,864,829,532

Institutional Shares
Net assets	$101,890,610	$28,754,070	$388,795,217	$1,776,798,745
Shares of capital stock outstanding*	8,788,212	3,221,004	27,721,008	199,225,457
Net asset value, offering and redemption price per share	$11.59	$8.93	$14.03	$8.92
Open Shares
Net assets	$21,291,899	$8,127,621	$43,110,109	$88,030,787
Shares of capital stock outstanding*	1,837,937	919,414	3,071,851	9,909,067
Net asset value, offering and redemption price per share	$11.58	$8.84	$14.03	$8.88
Cost of investments in securities and repurchase agreements	$130,747,439	$37,390,697	$455,338,245	$1,991,629,625
Cost of foreign currency	$—	$—	$—	$91,494

*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard			Lazard
International	International	Emerging	Lazard	Lazard	Strategic	Lazard
Equity Select	Small Cap	Markets	Bond	High Yield	Yield	Mortgage
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$22,884,576	$546,709,123	$371,462,443	$68,209,992	$66,830,610	$85,937,397	$115,762,075
575,000	12,811,000	14,675,000	3,971,000	9,955,000	2,160,000	8,886,000
852	988	939	494	50	947	577
—	112,687	847,105	—	—	—	—
—	1,375,381	—	8,345,461	—	—	12,133,870
37,725	738,548	910,996	623,259	1,600,812	737,216	326,302
—	540,854	369,473	2,668,214	790,319	1,480	15,495
—	—	—	—	—	3,820,445	—

23,498,153	562,288,581	388,265,956	83,818,420	79,176,791	92,657,485	137,124,319

—	128,770	—	24,157,909	—	4,912,400	49,904,374
—	11	739,853	644	—	22,832	—
—	—	—	12,022	29,783	42,707	15,585
—	—	—	—	—	4,229,719	—
—	29,630,235	32,785,785	—	—	—	—
2,367	333,489	300,018	17,752	20,407	58,327	27,677
104	2,223	1,470	207	281	534	353
523	656	1,978	1,983	203	1,000	—
30,000	111,386	120,418	34,433	33,998	43,473	28,259

32,994	30,206,770	33,949,522	24,224,950	84,672	9,310,992	49,976,248

$23,465,159	$532,081,811	$354,316,434	$59,593,470	$79,092,119	$83,346,493	$87,148,071

$26,854,091	$584,400,069	$463,578,945	$64,072,281	$137,391,674	$166,770,571	$86,178,368
1,523	(26,632)	202,532	(129,171)	(137,030)	366,652	(15,585)
(2,389,859)	(27,649,633)	(3,063,229)	717,495	(4,535,384)	(3,518,704)	846,506
—	55,635	1,966	—	—	(394,388)	—
(1,000,596)	(24,697,628)	(106,403,780)	(5,067,135)	(53,627,141)	(79,877,638)	138,782

$23,465,159	$532,081,811	$354,316,434	$59,593,470	$79,092,119	$83,346,493	$87,148,071

$20,957,309	$529,062,338	$345,176,006	$48,745,504	$78,127,546	$79,024,511	$87,148,071
2,707,101	47,805,592	48,534,314	4,954,685	16,552,920	10,882,948	8,296,901
$7.74	$11.07	$7.11	$9.84	$4.72	$7.26	$10.50
$2,507,850	$3,019,473	$9,140,428	$10,847,966	$964,573	$4,321,982	N/A
323,608	274,030	1,282,739	1,102,999	204,131	593,297	N/A
$7.75	$11.02	$7.13	$9.83	$4.73	$7.28	N/A
$25,849,435	$587,169,756	$389,200,672	$71,463,497	$81,320,994	$91,616,101	$123,801,569
$—	$112,651	$845,264	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Statements of Operations

For the Year Ended December 31, 2002

				Lazard
	Lazard	Lazard	Lazard	International
	Equity	Mid Cap	Small Cap	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Income:
Interest	$202,413	$47,763	$393,082	$2,107,258
Dividends	2,536,811	464,335	5,268,121	47,323,473

Total investment income*	2,739,224	512,098	5,661,203	49,430,731

Expenses:
Management fees	1,115,177	265,266	4,277,877	15,769,389
Administration fees	74,739	52,223	159,077	355,260
Distribution fees (Open Shares)	74,139	21,414	159,836	257,809
Custodian fees	74,882	63,889	142,578	2,255,000
Professional services	43,545	37,780	64,102	142,466
Registration fees	27,487	25,699	30,228	44,745
Shareholders’ services	76,953	54,132	98,443	153,122
Directors’ fees and expenses	8,650	2,083	33,282	123,225
Shareholders’ reports	35,439	2,633	64,630	114,967
Amortization of organizational and offering expenses	—	4,055	—	—
Other	7,902	2,787	25,893	105,624

Total expenses before fees waived and expenses reimbursed	1,538,913	531,961	5,055,946	19,321,607
Management fees waived and expenses reimbursed	—	(134,845)	—	—
Administration fees waived	—	—	—	—
Expense reductions	—	—	—	—

Expenses—net	1,538,913	397,116	5,055,946	19,321,607

Investment income (loss)—net	1,200,311	114,982	605,257	30,109,124

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, SWAP AGREEMENTS
AND FOREIGN CURRENCY—NET
Realized gain (loss) on:
Investments, options and swap agreements—net	(22,309,387)	(2,092,690)	(30,325,445)	(357,748,647)
Foreign currency—net	—	—	—	(6,041,796)
Change in net unrealized appreciation (depreciation)
on:
Investments—net	(6,894,718)	(3,678,819)	(82,045,010)	121,626,542
Foreign currency—net	—	—	—	142,208

Realized and unrealized gain (loss) on investments,
options, swap agreements and foreign currency—
net	(29,204,105)	(5,771,509)	(112,370,455)	(242,021,693)

Net increase (decrease) in net assets resulting
from operations	$(28,003,794)	$(5,656,527)	$(111,765,198)	$(211,912,569)

*Net of foreign withholding taxes of	$16,614	$—	$1,530	$6,076,670

The accompanying notes are an integral part of these financial statements.

Lazard	Lazard	Lazard			Lazard
International	International	Emerging	Lazard	Lazard	Strategic	Lazard
Equity Select	Small Cap	Markets	Bond	High Yield	Yield	Mortgage
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$29,250	$605,989	$375,638	$2,640,558	$7,952,147	$9,175,443	$2,529,689
619,253	10,409,031	8,800,861	—	389,282	255,377	—

648,503	11,015,020	9,176,499	2,640,558	8,341,429	9,430,820	2,529,689

217,005	3,432,752	3,512,086	250,202	529,644	1,155,203	335,508
50,241	136,541	115,242	55,009	59,124	75,806	54,275
5,713	9,108	22,305	22,010	4,714	16,515	—
48,917	646,001	792,447	79,013	70,932	146,758	58,571
37,003	58,504	52,991	38,167	39,498	43,383	42,432
26,614	30,826	33,578	25,234	24,969	27,024	16,489
49,862	59,174	65,165	51,998	47,986	57,992	23,887
1,511	27,050	20,555	2,917	4,096	9,071	4,974
2,092	6,225	22,173	2,487	1,050	5,250	211
577	—	—	—	4,835	—	—
2,122	20,624	15,733	3,479	4,261	8,622	4,207

441,657	4,426,805	4,652,275	530,516	791,109	1,545,624	540,554
(136,255)	(15,757)	(21,670)	(29,978)	(254,334)	—	—
(4,375)	—	—	—	—	—	—
(488)	—	—	—	(1,418)	(1,343)	—

300,539	4,411,048	4,630,605	500,538	535,357	1,544,281	540,554

347,964	6,603,972	4,545,894	2,140,020	7,806,072	7,886,539	1,989,135

(989,690)	(19,280,262)	(28,177,596)	1,431,860	(11,841,659)	(17,101,723)	3,605,679
—	(726,877)	(99,265)	—	—	2,743,643	—
(2,530,508)	(11,301,062)	21,436,883	(12,803)	(3,502,400)	3,979,687	1,252,401
—	33,326	14,669	—	—	(1,873,373)	—

(3,520,198)	(31,274,875)	(6,825,309)	1,419,057	(15,344,059)	(12,251,766)	4,858,080

$ (3,172,234)	$(24,670,903)	$(2,279,415)	$3,559,077	$(7,537,987)	$(4,365,227)	$6,847,215

$ 81,360	$1,170,419	$963,970	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2002	2001

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$1,200,311	$1,601,922
Realized gain (loss) on investments and foreign currency—net	(22,309,387)	(5,279,029)
Change in unrealized appreciation (depreciation)—net	(6,894,718)	(8,285,630)

Net increase (decrease) in net assets resulting from operations	(28,003,794)	(11,962,737)

Distributions to shareholders:
From investment income—net
Institutional Shares	(1,131,482)	(1,248,125)
Open Shares	(159,184)	(236,944)
From realized gains—net
Institutional Shares	—	(14,656,459)
Open Shares	—	(4,255,190)

Net decrease in net assets resulting from distributions	(1,290,666)	(20,396,718)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	27,727,036	26,766,243
Open Shares	14,335,772	14,252,473
Net proceeds from reinvestment of distributions
Institutional Shares	1,091,089	15,605,486
Open Shares	156,305	4,354,343
Cost of shares redeemed
Institutional Shares	(45,188,754)	(63,364,605)
Open Shares	(24,055,833)	(36,526,716)

Net increase (decrease) in net assets from capital stock transactions	(25,934,385)	(38,912,776)

Total increase (decrease) in net assets	(55,228,845)	(71,272,231)
Net assets at beginning of year	178,411,354	249,683,585

Net assets at end of year*	$123,182,509	$178,411,354

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of year	10,025,389	11,217,212

Shares sold	2,217,510	1,728,480
Shares issued to shareholders from reinvestment of distributions	92,212	1,048,419
Shares repurchased	(3,546,899)	(3,968,722)

Net increase (decrease)	(1,237,177)	(1,191,823)

Shares outstanding at end of year	8,788,212	10,025,389

Open Shares:
Shares outstanding at beginning of year	2,634,812	3,722,698

Shares sold	1,090,032	921,182
Shares issued to shareholders from reinvestment of distributions	13,257	292,381
Shares repurchased	(1,900,164)	(2,301,449)

Net increase (decrease)	(796,875)	(1,087,886)

Shares outstanding at end of year	1,837,937	2,634,812

* Includes undistributed (distributions in excess of) investment income—net	$17,606	$116,764

The accompanying notes are an integral part of these financial statements.

Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2002	2001	2002	2001

$114,982	$127,490	$605,257	$2,598,479
(2,092,690)	2,685,775	(30,325,445)	125,607,248
(3,678,819)	211,688	(82,045,010)	(19,791,192)

(5,656,527)	3,024,953	(111,765,198)	108,414,535

—	(106,886)	—	(2,579,512)
—	(24,044)	—	(64,656)

(515,271)	(2,749,584)	(15,697,836)	(97,208,960)
(152,893)	(1,177,061)	(1,888,102)	(10,916,659)

(668,164)	(4,057,575)	(17,585,938)	(110,769,787)

13,813,143	7,928,457	110,711,759	190,390,940
6,411,779	4,053,520	92,473,402	91,239,379

444,842	2,138,700	15,182,529	94,521,126
125,407	953,040	1,872,236	10,893,095

(2,504,309)	(2,954,225)	(198,184,868)	(439,301,259)
(4,397,488)	(3,459,758)	(105,405,889)	(98,676,422)

13,893,374	8,659,734	(83,350,831)	(150,933,141)

7,568,683	7,627,112	(212,701,967)	(153,288,393)
29,313,008	21,685,896	644,607,293	797,895,686

$36,881,691	$29,313,008	$431,905,326	$644,607,293

2,041,924	1,350,976	32,492,106	40,414,908

1,390,165	745,763	6,527,987	10,326,305
48,352	199,576	1,034,934	5,527,335
(259,437)	(254,391)	(12,334,019)	(23,776,442)

1,179,080	690,948	(4,771,098)	(7,922,802)

3,221,004	2,041,924	27,721,008	32,492,106

717,284	561,206	3,934,559	3,753,674

635,516	367,933	5,642,513	4,915,338
13,751	89,312	127,884	638,307
(447,137)	(301,167)	(6,633,105)	(5,372,760)

202,130	156,078	(862,708)	180,885

919,414	717,284	3,071,851	3,934,559

$102,856	$—	$404,472	$370,924

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Statements of Changes in Net Assets (continued)

	Lazard International Equity Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2002	2001

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$30,109,124	$24,308,666
Realized gain (loss) on investments and foreign currency—net	(363,790,443)	(414,453,000)
Change in unrealized appreciation (depreciation)—net	121,768,750	(356,461,877)

Net increase (decrease) in net assets resulting from operations	(211,912,569)	(746,606,211)

Distributions to shareholders:
From investment income—net
Institutional Shares	(9,464,170)	(42,220)
Open Shares	(202,681)	—
From realized gains—net
Institutional Shares	—	(24,111,584)
Open Shares	—	(1,340,517)

Net decrease in net assets resulting from distributions	(9,666,851)	(25,494,321)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	1,237,961,302	1,945,027,728
Open Shares	252,570,046	634,542,979
Net proceeds in connection with acquisition of Lazard Global Equity Portfolio
Institutional Shares	—	81,288,941
Open Shares	—	2,952,867
Net proceeds from reinvestment of distributions
Institutional Shares	8,783,214	23,526,644
Open Shares	169,104	1,128,146
Cost of shares redeemed
Institutional Shares	(1,481,615,842)	(2,093,454,514)
Open Shares	(272,014,495)	(631,516,136)

Net increase (decrease) in net assets from capital stock transactions	(254,146,671)	(36,503,345)

Total increase (decrease) in net assets	(475,726,091)	(808,603,877)
Net assets at beginning of year	2,340,555,623	3,149,159,500

Net assets at end of year*	$1,864,829,532	$2,340,555,623

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of year	222,189,526	223,097,242

Shares sold	127,897,561	171,818,188
Shares issued in connection with acquisition of Lazard Global Equity Portfolio	—	8,377,479
Shares issued to shareholders from reinvestment of distributions	942,405	2,150,297
Shares repurchased	(151,804,035)	(183,253,680)

Net increase (decrease)	(22,964,069)	(907,716)

Shares outstanding at end of year	199,225,457	222,189,526

Open Shares:
Shares outstanding at beginning of year	11,703,788	10,976,004

Shares sold	26,575,768	56,203,294
Shares issued in connection with acquisition of Lazard Global Equity Portfolio	—	306,015
Shares issued to shareholders from reinvestment of distributions	18,222	103,582
Shares repurchased	(28,388,711)	(55,885,107)

Net increase (decrease)	(1,794,721)	727,784

Shares outstanding at end of year	9,909,067	11,703,788

* Includes undistributed (distributions in excess of) investment income—net	$21,484,623	$4,289,579

**Portfolio commenced operations on May 31, 2001.

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Select Portfolio		Lazard International Small Cap Portfolio		Lazard Emerging Markets Portfolio

Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2002	2001**	2002	2001	2002	2001

$347,964	$763	$6,603,972	$5,175,053	$4,545,894	$2,899,657
(989,690)	(10,906)	(20,007,139)	3,514,010	(28,276,861)	(31,273,376)
(2,530,508)	140,649	(11,267,736)	(33,019,481)	21,451,552	16,308,651

(3,172,234)	130,506	(24,670,903)	(24,330,418)	(2,279,415)	(12,065,068)

(318,477)	(4,765)	(7,171,804)	(4,563,670)	(4,037,021)	(2,665,662)
(29,966)	—	(26,978)	(30,803)	(82,176)	(34,843)

—	—	—	—	—	—
—	—	—	—	—	—

(348,443)	(4,765)	(7,198,782)	(4,594,473)	(4,119,197)	(2,700,505)

22,819,628	8,668,436	383,788,995	260,652,498	299,712,296	290,044,436
2,450,660	426,000	3,288,469	59,788,773	14,316,793	41,611,179

—	—	—	—	—	—
—	—	—	—	—	—

314,616	4,616	6,722,476	4,071,244	3,809,865	2,515,204
27,512	—	22,923	160,826	77,772	26,413

(7,601,487)	(210,486)	(220,003,473)	(187,255,561)	(261,081,227)	(286,763,102)
(39,400)	—	(3,587,015)	(58,230,864)	(11,439,962)	(40,498,793)

17,971,529	8,888,566	170,232,375	79,186,916	45,395,537	6,935,337

14,450,852	9,014,307	138,362,690	50,262,025	38,996,925	(7,830,236)
9,014,307	—	393,719,121	343,457,096	315,319,509	323,149,745

$23,465,159	$9,014,307	$532,081,811	$393,719,121	$354,316,434	$315,319,509

937,949	—	33,699,290	27,193,777	42,736,911	42,246,142

2,570,262	960,804	32,269,208	21,945,154	38,889,222	39,269,503
—	—	—	—	—	—
40,536	515	616,175	355,086	534,343	350,790
(841,646)	(23,370)	(18,779,081)	(15,794,727)	(33,626,162)	(39,129,524)

1,769,152	937,949	14,106,302	6,505,513	5,797,403	490,769

2,707,101	937,949	47,805,592	33,699,290	48,534,314	42,736,911

47,429	—	298,378	131,623	927,234	724,435

277,299	47,429	274,383	4,986,204	1,802,074	5,902,193
—	—	—	—	—	—
3,541	—	2,109	13,872	10,877	3,689
(4,661)	—	(300,840)	(4,833,321)	(1,457,446)	(5,703,083)

276,179	47,429	(24,348)	166,755	355,505	202,799

323,608	47,429	274,030	298,378	1,282,739	927,234

$1,523	$844	$(26,632)	$(81,425)	$202,532	$(124,900)

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Statements of Changes in Net Assets (concluded)

	Lazard Bond Portfolio

	Year Ended	Year Ended
	December 31,	December 31,
	2002	2001

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$2,140,020	$3,136,018
Realized gain (loss) on investments, options, swap agreements and
foreign currency—net	1,431,860	776,338
Change in unrealized appreciation (depreciation)—net	(12,803)	347,117

Net increase (decrease) in net assets resulting from operations	3,559,077	4,259,473

Distributions to shareholders:
From investment income—net
Institutional Shares	(1,779,401)	(2,628,400)
Open Shares	(363,821)	(510,688)
From realized gains—net
Institutional Shares	—	—
Open Shares	—	—
From capital
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(2,143,222)	(3,139,088)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	14,804,435	29,194,189
Open Shares	3,252,031	79,748,733
Net proceeds from reinvestment of distributions
Institutional Shares	1,555,070	2,305,059
Open Shares	338,336	413,275
Cost of shares redeemed
Institutional Shares	(12,782,601)	(43,319,757)
Open Shares	(1,809,414)	(82,946,538)

Net increase (decrease) in net assets from capital stock transactions	5,357,857	(14,605,039)

Total increase (decrease) in net assets	6,773,712	(13,484,654)
Net assets at beginning of year	52,819,758	66,304,412

Net assets at end of year*	$59,593,470	$52,819,758

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of year	4,603,503	5,852,741

Shares sold	1,519,530	3,065,623
Shares issued to shareholders from reinvestment of distributions	161,903	241,107
Shares repurchased	(1,330,251)	(4,555,968)

Net increase (decrease)	351,182	(1,249,238)

Shares outstanding at end of year	4,954,685	4,603,503

Open Shares:
Shares outstanding at beginning of year	921,653	1,222,954

Shares sold	334,149	8,411,660
Shares issued to shareholders from reinvestment of distributions	35,217	43,196
Shares repurchased	(188,020)	(8,756,157)

Net increase (decrease)	181,346	(301,301)

Shares outstanding at end of year	1,102,999	921,653

* Includes undistributed (distributions in excess of) investment income—net	$(129,171)	$(146,907)

The accompanying notes are an integral part of these financial statements.

Lazard High Yield Portfolio		Lazard Strategic Yield Portfolio		Lazard Mortgage Portfolio

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2002	2001	2002	2001	2002	2001

$7,806,072	$8,406,287	$7,886,539	$13,294,268	$1,989,135	$435,570
(11,841,659)	(18,818,427)	(14,358,080)	(13,350,328)	3,605,679	(107,585)
(3,502,400)	12,874,077	2,106,314	8,938,141	1,252,401	(472,897)

(7,537,987)	2,461,937	(4,365,227)	8,882,081	6,847,215	(144,912)

(7,756,049)	(6,992,230)	(5,858,506)	(12,879,019)	(2,242,351)	(436,936)
(187,053)	(1,414,057)	(225,134)	(445,881)	—	—

—	—	—	—	(2,856,017)	(277,226)
—	—	—	—	—	—

—	—	(1,994,483)	—	—	—
—	—	(79,873)	—	—	—

(7,943,102)	(8,406,287)	(8,157,996)	(13,324,900)	(5,098,368)	(714,162)

33,315,841	28,754,762	111,973,009	131,288,520	35,602,493	79,433,502
277,793	3,072,449	2,524,408	23,903,863	—	—

7,243,422	6,559,195	7,110,539	11,949,392	4,729,288	573,732
108,635	1,384,015	275,541	383,444	—	—

(18,643,150)	(24,709,902)	(198,656,188)	(208,533,685)	(32,563,109)	(1,617,653)
(11,445,492)	(4,703,853)	(4,563,661)	(27,137,453)	—	—

10,857,049	10,356,666	(81,336,352)	(68,145,919)	7,768,672	78,389,581

(4,624,040)	4,412,316	(93,859,575)	(72,588,738)	9,517,519	77,530,507
83,716,159	79,303,843	177,206,068	249,794,806	77,630,552	100,045

$79,092,119	$83,716,159	$83,346,493	$177,206,068	$87,148,071	$77,630,552

12,013,527	10,008,954	21,852,473	30,161,493	7,547,321	10,000

6,503,819	4,573,006	14,344,532	16,591,227	3,360,753	7,641,003
1,396,070	1,027,842	945,294	1,502,386	449,901	56,015
(3,360,496)	(3,596,275)	(26,259,351)	(26,402,633)	(3,061,074)	(159,697)

4,539,393	2,004,573	(10,969,525)	(8,309,020)	749,580	7,537,321

16,552,920	12,013,527	10,882,948	21,852,473	8,296,901	7,547,321

2,057,861	2,061,919	846,806	1,209,528	—	—

58,368	467,150	324,564	3,035,801	—	—
20,386	216,515	36,709	48,388	—	—
(1,932,484)	(687,723)	(614,782)	(3,446,911)	—	—

(1,853,730)	(4,058)	(253,509)	(362,722)	—	—

204,131	2,057,861	593,297	846,806	—	—

$(137,030)	$—	$366,652	$(1,142,099)	$(15,585)	$15,937

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

LAZARD EQUITY PORTFOLIO
	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$14.10	$16.72	$21.08	$21.75	$19.98

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.13	0.17	0.26	0.28
Net realized and unrealized gain (loss)	(2.48)	(1.07)	(0.79)	0.66	3.10

Total from investment operations	(2.37)	(0.94)	(0.62)	0.92	3.38

Less distributions from:
Net investment income	(0.14)	(0.13)	(0.23)	(0.26)	(0.26)
Net realized gains	—	(1.55)	(3.51)	(1.33)	(1.35)

Total distributions	(0.14)	(1.68)	(3.74)	(1.59)	(1.61)

Net asset value, end of period	$11.59	$14.10	$16.72	$21.08	$21.75

Total Return (b)	(16.84)%	(5.90)%	(2.64)%	4.23%	17.31%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$101,891	$141,329	$187,517	$377,660	$361,126
Ratios to average net assets:
Net expenses	0.97%	0.90%	0.86%	0.84%	0.85%
Gross expenses	0.97%	0.90%	0.86%	0.84%	0.85%
Net investment income	0.87%	0.82%	0.85%	1.14%	1.28%
Portfolio turnover rate	74%	89%	36%	62%	76%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$14.07	$16.70	$21.05	$21.76	$19.99

Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.09	0.12	0.20	0.20
Net realized and unrealized gain (loss)	(2.47)	(1.08)	(0.79)	0.65	3.12

Total from investment operations	(2.40)	(0.99)	(0.67)	0.85	3.32

Less distributions from:
Net investment income	(0.09)	(0.09)	(0.17)	(0.23)	(0.20)
Net realized gains	—	(1.55)	(3.51)	(1.33)	(1.35)

Total distributions	(0.09)	(1.64)	(3.68)	(1.56)	(1.55)

Net asset value, end of period	$11.58	$14.07	$16.70	$21.05	$21.76

Total Return (b)	(17.08)%	(6.23)%	(2.91)%	3.92%	16.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,292	$37,082	$62,167	$121,994	$117,624
Ratios to average net assets:
Net expenses	1.28%	1.18%	1.13%	1.10%	1.12%
Gross expenses	1.28%	1.18%	1.13%	1.10%	1.12%
Net investment income	0.55%	0.54%	0.57%	0.89%	0.96%
Portfolio turnover rate	74%	89%	36%	62%	76%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD MID CAP PORTFOLIO

	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$10.64	$11.36	$10.78	$10.46	$10.26

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.07	0.02	0.02	0.05
Net realized and unrealized gain (loss)	(1.57)	1.31	2.20	0.43	0.31

Total from investment operations	(1.53)	1.38	2.22	0.45	0.36

Less distributions from:
Net investment income	—	(0.07)	(0.03)	(0.03)	(0.05)
Net realized gains	(0.18)	(2.03)	(1.61)	(0.10)	(0.11)

Total distributions	(0.18)	(2.10)	(1.64)	(0.13)	(0.16)

Net asset value, end of period	$8.93	$10.64	$11.36	$10.78	$10.46

Total Return (b)	(14.47)%	12.85%	22.44%	4.38%	3.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,754	$21,729	$15,344	$27,521	$55,731
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.40%	1.71%	1.50%	1.17%	1.23%
Net investment income	0.40%	0.65%	0.20%	0.23%	0.48%
Portfolio turnover rate	104%	160%	152%	113%	86%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$10.57	$11.30	$10.74	$10.45	$10.26

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	0.04	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss)	(1.56)	1.30	2.18	0.42	0.32

Total from investment operations	(1.55)	1.34	2.17	0.41	0.34

Less distributions from:
Net investment income	—	(0.04)	—	(0.02)	(0.04)
Net realized gains	(0.18)	(2.03)	(1.61)	(0.10)	(0.11)

Total distributions	(0.18)	(2.07)	(1.61)	(0.12)	(0.15)

Net asset value, end of period	$8.84	$10.57	$11.30	$10.74	$10.45

Total Return (b)	(14.75)%	12.50%	22.00%	3.96%	3.42%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,128	$7,584	$6,342	$14,024	$16,345
Ratios to average net assets:
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses	1.83%	2.13%	1.91%	1.55%	1.66%
Net investment income (loss)	0.09%	0.35%	(0.09)%	(0.08)%	0.29%
Portfolio turnover rate	104%	160%	152%	113%	86%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD SMALL CAP PORTFOLIO
	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$17.70	$18.07	$16.57	$17.39	$20.02

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.08	0.09	0.10	0.08
Net realized and unrealized gain (loss)	(3.18)	3.06	2.45	0.17	(2.60)

Total from investment operations	(3.16)	3.14	2.54	0.27	(2.52)

Less distributions from:
Net investment income	—	(0.09)	(0.23)	(0.11)	(0.01)
Net realized gains	(0.51)	(3.42)	(0.81)	(0.98)	(0.10)

Total distributions	(0.51)	(3.51)	(1.04)	(1.09)	(0.11)

Net asset value, end of period	$14.03	$17.70	$18.07	$16.57	$17.39

Total Return (b)	(17.97)%	18.06%	15.89%	1.77%	(12.62)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$388,795	$575,077	$730,179	$906,945	$1,411,503
Ratios to average net assets:
Net expenses	0.85%	0.83%	0.83%	0.81%	0.81%
Gross expenses	0.85%	0.83%	0.83%	0.81%	0.81%
Net investment income	0.14%	0.41%	0.52%	0.60%	0.50%
Portfolio turnover rate	93%	80%	67%	50%	46%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$17.67	$18.04	$16.51	$17.35	$20.02

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.03)	0.02	0.04	0.06	0.03
Net realized and unrealized gain (loss)	(3.10)	3.05	2.45	0.16	(2.60)

Total from investment operations	(3.13)	3.07	2.49	0.22	(2.57)

Less distributions from:
Net investment income	—	(0.02)	(0.15)	(0.08)	—
Net realized gains	(0.51)	(3.42)	(0.81)	(0.98)	(0.10)

Total distributions	(0.51)	(3.44)	(0.96)	(1.06)	(0.10)

Net asset value, end of period	$14.03	$17.67	$18.04	$16.51	$17.35

Total Return (b)	(17.82)%	17.69%	15.60%	1.47%	(12.86)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,110	$69,531	$67,717	$86,413	$93,547
Ratios to average net assets:
Net expenses	1.15%	1.13%	1.12%	1.09%	1.09%
Gross expenses	1.15%	1.13%	1.12%	1.09%	1.09%
Net investment income (loss)	(0.17)%	0.12%	0.24%	0.33%	0.21%
Portfolio turnover rate	93%	80%	67%	50%	46%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$10.01	$13.46	$17.29	$15.23	$13.97

Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.11	0.15	0.34	0.18
Net realized and unrealized gain (loss)	(1.18)	(3.45)	(2.01)	3.25	2.03

Total from investment operations	(1.04)	(3.34)	(1.86)	3.59	2.21

Less distributions from:
Net investment income	(0.05)	— (c)	(0.17)	(0.54)	(0.14)
Net realized gains	—	(0.11)	(1.80)	(0.99)	(0.81)

Total distributions	(0.05)	(0.11)	(1.97)	(1.53)	(0.95)

Net asset value, end of period	$8.92	$10.01	$13.46	$17.29	$15.23

Total Return (b)	(10.44)%	(24.85)%	(10.55)%	24.07%	16.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,776,799	$2,224,089	$3,001,933	$3,584,093	$2,879,289
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.88%	0.88%	0.90%
Gross expenses	0.90%	0.90%	0.88%	0.88%	0.90%
Net investment income	1.45%	0.95%	0.97%	2.09%	1.37%
Portfolio turnover rate	58%	69%	51%	35%	41%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$9.95	$13.41	$17.28	$15.23	$13.95

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.08	0.10	0.31	0.18
Net realized and unrealized gain (loss)	(1.16)	(3.43)	(2.02)	3.22	2.00

Total from investment operations	(1.05)	(3.35)	(1.92)	3.53	2.18

Less distributions from:
Net investment income	(0.02)	—	(0.15)	(0.49)	(0.09)
Net realized gains	—	(0.11)	(1.80)	(0.99)	(0.81)

Total distributions	(0.02)	(0.11)	(1.95)	(1.48)	(0.90)

Net asset value, end of period	$8.88	$9.95	$13.41	$17.28	$15.23

Total Return (b)	(10.57)%	(25.02)%	(10.95)%	23.67%	15.82%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,031	$116,466	$147,226	$138,131	$47,303
Ratios to average net assets:
Net expenses	1.21%	1.19%	1.15%	1.16%	1.24%
Gross expenses	1.21%	1.19%	1.15%	1.16%	1.24%
Net investment income	1.14%	0.70%	0.66%	1.87%	1.02%
Portfolio turnover rate	58%	69%	51%	35%	41%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.
(c) Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

		For the
	Year	Period
	Ended	5/31/01* to
Institutional Shares	12/31/02	12/31/01

Net asset value, beginning of period	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.01
Net realized and unrealized gain (loss)	(1.41)	(0.85)

Total from investment operations	(1.29)	(0.84)

Less distributions from:
Net investment income	(0.12)	(0.01)
Net realized gains	—	—

Total distributions	(0.12)	(0.01)

Net asset value, end of period	$7.74	$9.15

Total Return (b)	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,957	$8,580
Ratios to average net assets:
Net expenses (c)	1.15%	1.15%
Gross expenses (c)	1.63%	13.75%
Net investment income (c)	1.41%	0.15%
Portfolio turnover rate	32%	1%
		For the
	Year	Period
	Ended	5/31/01* to
Open Shares	12/31/02	12/31/01

Net asset value, beginning of period	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	(0.02)
Net realized and unrealized gain (loss)	(1.40)	(0.82)

Total from investment operations	(1.32)	(0.84)

Less distributions from:
Net investment income	(0.09)	—
Net realized gains	—	—

Total distributions	(0.09)	—

Net asset value, end of period	$7.75	$9.16

Total Return (b)	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,508	$434
Ratios to average net assets:
Net expenses (c)	1.45%	1.45%
Gross expenses (c)	2.79%	47.06%
Net investment income (loss) (c)	0.93%	(0.31)%
Portfolio turnover rate	32%	1%

*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$11.58	$12.57	$14.12	$11.40	$11.69

Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.18	0.16	0.14	0.05
Net realized and unrealized gain (loss)	(0.53)	(1.03)	(0.81)	2.81	0.83

Total from investment operations	(0.36)	(0.85)	(0.65)	2.95	0.88

Less distributions from:
Net investment income	(0.15)	(0.14)	(0.11)	(0.12)	(0.05)
Net realized gains	—	—	(0.79)	(0.11)	(1.12)

Total distributions	(0.15)	(0.14)	(0.90)	(0.23)	(1.17)

Net asset value, end of period	$11.07	$11.58	$12.57	$14.12	$11.40

Total Return (b)	(3.08)%	(6.77)%	(4.44)%	26.07%	7.55%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$529,062	$390,278	$341,808	$217,684	$177,779
Ratios to average net assets:
Net expenses	0.96%	0.95%	0.98%	1.01%	1.04%
Gross expenses	0.96%	0.95%	0.98%	1.01%	1.04%
Net investment income	1.45%	1.48%	1.13%	1.17%	0.81%
Portfolio turnover rate	25%	17%	43%	50%	56%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$11.53	$12.53	$14.06	$11.38	$11.69

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.11	0.10	0.09	0.01
Net realized and unrealized gain (loss)	(0.54)	(1.03)	(0.80)	2.80	0.83

Total from investment operations	(0.41)	(0.92)	(0.70)	2.89	0.84

Less distributions from:
Net investment income	(0.10)	(0.08)	(0.04)	(0.10)	(0.03)
Net realized gains	—	—	(0.79)	(0.11)	(1.12)

Total distributions	(0.10)	(0.08)	(0.83)	(0.21)	(1.15)

Net asset value, end of period	$11.02	$11.53	$12.53	$14.06	$11.38

Total Return (b)	(3.55)%	(7.33)%	(4.85)%	25.55%	7.21%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,019	$3,441	$1,649	$2,441	$2,646
Ratios to average net assets:
Net expenses	1.43%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.86%	2.03%	2.27%	2.12%	1.93%
Net investment income	1.15%	0.91%	0.68%	0.77%	0.43%
Portfolio turnover rate	25%	17%	43%	50%	56%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD EMERGING MARKETS PORTFOLIO

	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.22	$7.52	$10.70	$6.94	$9.20

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.07	0.06	0.09	0.10
Net realized and unrealized gain (loss)	(0.13)	(0.31)	(3.22)	3.77	(2.26)

Total from investment operations	(0.03)	(0.24)	(3.16)	3.86	(2.16)

Less distributions from:
Net investment income	(0.08)	(0.06)	(0.02)	(0.10)	(0.10)
Net realized gains	—	—	—	—	—

Total distributions	(0.08)	(0.06)	(0.02)	(0.10)	(0.10)

Net asset value, end of period	$7.11	$7.22	$7.52	$10.70	$6.94

Total Return (b)	(0.37)%	(3.16)%	(29.53)%	55.81%	(23.49)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$345,176	$308,608	$317,691	$465,278	$298,033
Ratios to average net assets:
Net expenses	1.31%	1.29%	1.26%	1.24%	1.28%
Gross expenses	1.31%	1.29%	1.27%	1.25%	1.29%
Net investment income	1.30%	0.91%	0.62%	1.05%	1.84%
Portfolio turnover rate	31%	43%	72%	46%	36%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.24	$7.54	$10.74	$6.97	$9.20

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.05	0.03	0.06	0.11
Net realized and unrealized gain (loss)	(0.13)	(0.32)	(3.23)	3.79	(2.26)

Total from investment operations	(0.05)	(0.27)	(3.20)	3.85	(2.15)

Less distributions from:
Net investment income	(0.06)	(0.03)	—	(0.08)	(0.08)
Net realized gains	—	—	—	—	—

Total distributions	(0.06)	(0.03)	—	(0.08)	(0.08)

Net asset value, end of period	$7.13	$7.24	$7.54	$10.74	$6.97

Total Return (b)	(0.65)%	(3.54)%	(29.80)%	55.26%	(23.30)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,140	$6,712	$5,459	$10,491	$8,191
Ratios to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.84%	2.00%	1.80%	1.75%	1.76%
Net investment income	1.09%	0.63%	0.30%	0.73%	1.54%
Portfolio turnover rate	31%	43%	72%	46%	36%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD BOND PORTFOLIO

	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$9.56	$9.37	$9.29	$9.89	$10.03

Income (loss) from investment operations:
Net investment income (loss) (a)	0.41	0.52	0.59	0.55	0.55
Net realized and unrealized gain (loss)	0.28	0.19	0.08	(0.60)	0.01

Total from investment operations	0.69	0.71	0.67	(0.05)	0.56

Less distributions from:
Net investment income	(0.41)	(0.52)	(0.59)	(0.55)	(0.55)
Net realized gains	—	—	—	—	(0.15)

Total distributions	(0.41)	(0.52)	(0.59)	(0.55)	(0.70)

Net asset value, end of period	$9.84	$9.56	$9.37	$9.29	$9.89

Total Return (b)	7.44%	7.68%	7.53%	(0.46)%	5.77%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,745	$44,013	$54,847	$91,557	$100,397
Ratios to average net assets:
Net expenses	0.98%	0.91%	0.82%	0.76%	0.78%
Gross expenses	0.98%	0.91%	0.82%	0.76%	0.79%
Net investment income	4.30%	5.44%	6.38%	5.74%	5.45%
Portfolio turnover rate	391%	238%	355%	549%	335%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$9.56	$9.37	$9.29	$9.88	$10.02

Income (loss) from investment operations:
Net investment income (loss) (a)	0.40	0.50	0.57	0.51	0.52
Net realized and unrealized gain (loss)	0.27	0.19	0.08	(0.58)	0.01

Total from investment operations	0.67	0.69	0.65	(0.07)	0.53

Less distributions from:
Net investment income	(0.40)	(0.50)	(0.57)	(0.52)	(0.52)
Net realized gains	—	—	—	—	(0.15)

Total distributions	(0.40)	(0.50)	(0.57)	(0.52)	(0.67)

Net asset value, end of period	$9.83	$9.56	$9.37	$9.29	$9.88

Total Return (b)	7.15%	7.49%	7.25%	(0.76)%	5.42%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,848	$8,807	$11,457	$11,605	$15,226
Ratios to average net assets:
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.44%	1.35%	1.27%	1.15%	1.21%
Net investment income	4.15%	5.24%	6.13%	5.37%	5.11%
Portfolio turnover rate	391%	238%	355%	549%	335%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD HIGH YIELD PORTFOLIO

					For the
					Period
	Year Ended				1/2/98*
					to
Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$5.95	$6.57	$8.77	$9.42	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.58	0.76	0.96	0.92	0.88
Net realized and unrealized gain (loss)	(1.22)	(0.62)	(2.20)	(0.65)	(0.57)

Total from investment operations	(0.64)	0.14	(1.24)	0.27	0.31

Less distributions from:
Net investment income	(0.59)	(0.76)	(0.96)	(0.92)	(0.89)
Net realized gains	—	—	—	—	—

Total distributions	(0.59)	(0.76)	(0.96)	(0.92)	(0.89)

Net asset value, end of period	$4.72	$5.95	$6.57	$8.77	$9.42

Total Return (b)	(11.14)%	2.03%	(15.19)%	2.94%	2.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,128	$71,467	$65,752	$83,664	$41,935
Ratios to average net assets:
Net expenses (c)	0.75%	0.75%	0.75%	0.94%	1.05%
Gross expenses (c)	1.08%	1.07%	1.00%	1.06%	1.55%
Net investment income (c)	11.09%	11.85%	12.24%	10.08%	8.87%
Portfolio turnover rate	229%	234%	148%	190%	418%

					For the
					Period
	Year Ended				2/24/98*
					to
Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$5.95	$6.57	$8.78	$9.42	$10.37

Income (loss) from investment operations:
Net investment income (loss) (a)	0.55	0.74	0.94	0.90	0.72
Net realized and unrealized gain (loss)	(1.19)	(0.62)	(2.21)	(0.65)	(0.94)

Total from investment operations	(0.64)	0.12	(1.27)	0.25	(0.22)

Less distributions from:
Net investment income	(0.58)	(0.74)	(0.94)	(0.89)	(0.73)
Net realized gains	—	—	—	—	—

Total distributions	(0.58)	(0.74)	(0.94)	(0.89)	(0.73)

Net asset value, end of period	$4.73	$5.95	$6.57	$8.78	$9.42

Total Return (b)	(11.27)%	1.72%	(15.54)%	2.68%	(2.24)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$965	$12,249	$13,552	$1,305	$949
Ratios to average net assets:
Net expenses (c)	1.05%	1.05%	1.05%	1.22%	1.35%
Gross expenses (c)	2.48%	1.46%	1.38%	2.92%	9.77%
Net investment income (c)	9.84%	11.57%	12.10%	9.89%	8.59%
Portfolio turnover rate	229%	234%	148%	190%	418%

*	Commencement of operations.
(a)	For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (continued)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD STRATEGIC YIELD PORTFOLIO

	Year Ended

Institutional Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.81	$7.96	$8.83	$9.01	$9.66

Income (loss) from investment operations:
Net investment income (loss) (a)	0.39	0.48	0.59	0.61	0.76
Net realized and unrealized gain (loss)	(0.54)	(0.15)	(0.49)	(0.18)	(0.69)

Total from investment operations	(0.15)	0.33	0.10	0.43	0.07

Less distributions from:
Net investment income	(0.30)	(0.48)	(0.97)	(0.61)	(0.44)
Net realized gains	—	—	—	—	—-
Capital	(0.10)	—	—	—	(0.28)

Total distributions	(0.40)	(0.48)	(0.97)	(0.61)	(0.72)

Net asset value, end of period	$7.26	$7.81	$7.96	$8.83	$9.01

Total Return (b)	(2.00)%	4.09%	1.12%	4.91%	0.75%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,025	$170,590	$240,162	$306,116	$397,599
Ratios to average net assets:
Net expenses	0.98%	0.93%	0.93%	0.91%	0.90%
Gross expenses	0.98%	0.93%	0.93%	0.91%	0.90%
Net investment income	5.14%	5.99%	6.82%	6.82%	6.94%
Portfolio turnover rate	363%	292%	207%	257%	276%

	Year Ended

Open Shares	12/31/02	12/31/01	12/31/00	12/31/99	12/31/98

Net asset value, beginning of period	$7.81	$7.96	$8.83	$9.02	$9.66

Income (loss) from investment operations:
Net investment income (loss) (a)	0.35	0.43	0.55	0.58	0.73
Net realized and unrealized gain (loss)	(0.54)	(0.15)	(0.49)	(0.19)	(0.69)

Total from investment operations	(0.19)	0.28	0.06	0.39	0.04

Less distributions from:
Net investment income	(0.25)	(0.43)	(0.93)	(0.58)	(0.40)
Net realized gains	—	—	—	—	—
Capital	(0.09)	—	—	—	(0.28)

Total distributions	(0.34)	(0.43)	(0.93)	(0.58)	(0.68)

Net asset value, end of period	$7.28	$7.81	$7.96	$8.83	$9.02

Total Return (b)	(2.48)%	3.53%	0.71%	4.40%	0.37%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,322	$6,616	$9,633	$16,035	$22,460
Ratios to average net assets:
Net expenses	1.58%	1.46%	1.34%	1.27%	1.28%
Gross expenses	1.58%	1.46%	1.34%	1.27%	1.28%
Net investment income	4.58%	5.38%	6.40%	6.49%	6.60%
Portfolio turnover rate	363%	292%	207%	257%	276%

(a) For periods beginning with 12/31/99, net investment income (loss) has been computed using the average shares method.
(b) Total returns assume changes in share price and reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Financial Highlights (concluded)

Selected data for a share of capital stock outstanding throughout each period:

LAZARD MORTGAGE PORTFOLIO
			For the
			Period
	Year Ended		12/29/00*
			to
Institutional Shares	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$10.29	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.25	0.40	— (d)
Net realized and unrealized gain (loss)	0.60	0.33	—

Total from investment operations	0.85	0.73	—

Less distributions from:
Net investment income	(0.28)	(0.40)	— (d)
Net realized gains	(0.36)	(0.04)	—

Total distributions	(0.64)	(0.44)	—

Net asset value, end of period	$10.50	$10.29	$10.00

Total Return (b)	8.38%	7.44%	0.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,148	$77,631	$100
Ratios to average net assets:
Net expenses (c)	0.64%	0.65%	0.65%
Gross expenses (c)	0.64%	1.37%	570.50	% (e)
Net investment income (c)	2.37%	3.04%	4.38%
Portfolio turnover rate	497%	249%	0%

*	Commencement of operations.
(a)	For the periods ended 12/31/02 and 12/31/00, net investment income (loss) was computed using the average shares method.
(b)	Total returns assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(c)	Annualized for periods of less than one year.
(d)	Amount is less than $0.01 per share.
(e)	Gross expense ratio was the result of the Portfolio being in existence for three days during the period ended 12/31/00.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
December 31, 2002

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares (except for Mortgage Portfolio, which currently offers only Institutional Shares). Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Corporation (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2002, the value of the securities on loan and corresponding collateral received were as follows:

	Securities
Portfolio	Loaned	Collateral

Mid Cap (1)	$658,519	$678,789
International Equity (2)	67,075,115	75,595,447
International Small Cap (1)	28,081,069	29,630,235
Emerging Markets (1)	30,704,545	32,785,785

(1) Collateral is cash.
(2) Collateral is U.S. Treasury obligations.

In accordance with generally accepted accounting principles, any cash received as collateral for securities lending transactions is shown on the respective Portfolio of Investments. The related amount payable on return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities. During the year ended December 31, 2002, the income earned from securities lending, which is included in inter-

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2002

est income on the Statement of Operations of the respective Portfolios, was as follows:

Securities
Portfolio	Lending Income

Mid Cap	$15,837
Small Cap	25,327
International Equity	1,244,158
International Small Cap	331,018
Emerging Markets	204,121

(e) Foreign Currency Translation and Forward Foreign Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward foreign currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce a Portfolio’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(f) Structured Investments—Strategic Yield Portfolio may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Portfolio may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Forward Commitments—Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(h) Forward Roll Transactions—Mortgage Portfolio may engage in forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and, simultaneously, agrees to purchase a similar security from that institution at a later date and agreed upon price. At all times during the transaction the Portfolio will segregate cash or liquid securities at least equal to the amount of the repurchase price (including accrued interest).

(i) Interest Rate Swap Agreements—Certain Portfolios may enter into interest rate swap agreements for investment, hedging or risk management purposes. An interest rate swap agreement involves the exchange of commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will be lower than it would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that: a liquid market may not always exist; the positions may correlate imperfectly with the asset or liability being hedged; or a counterparty to a transaction may not perform. Interest rate swap agreements are marked-to-market daily using market quotations. The change in market value is recorded by a Portfolio as unrealized gain or loss. The difference between the rates received and paid by a Portfolio constitutes investment income or loss.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2002

(j) Options Transactions— For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio pays a premium whether or not the option is exercised.

The Portfolio bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that if the option is exercised the underlying security or other assets could then be purchased or sold by the Portfolio at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Transactions in options written for the year ended December 31, 2002 were as follows:

	Number of
Strategic Yield Portfolio	Contracts	Premiums

Options outstanding at
beginning of the year	—	$—

Options written	9,000	21,797
Options terminated in closing
purchase transactions	(2,500)	(6,055)
Options expired	(6,500)	(15,742)

Options outstanding
at December 31, 2002	—	$—

(k) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2002, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2006	Expiring 2007

Emerging Markets	$30,822,961	$3,337,906
Bond	—	2,566,482
High Yield	1,150,441	6,288,085
Strategic Yield	14,900,897	22,094,886
Portfolio	Expiring 2008	Expiring 2009

International Equity	$—	$306,476,891
International Equity Select	—	10,906
International Small Cap	—	3,580,062
Emerging Markets	—	28,250,429
Bond	2,500,484	—
High Yield	9,656,682	20,597,062
Strategic Yield	9,399,400	16,205,277
Portfolio	Expiring 2010

Equity	$29,011,082
Mid Cap	1,950,786
Small Cap	20,017,622
International Equity	401,228,521
International Equity Select	849,474
International Small Cap	12,123,813
Emerging Markets	39,743,070
High Yield	13,902,783
Strategic Yield	17,080,505

Of the total capital loss carryforward shown for International Equity Portfolio, $10,493,400 was acquired in the Lazard Global Equity Portfolio (“Global Equity”) reorganization (see Note 6) and may be limited in any given year.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2002, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2002 and December 31, 2002, as follows:

Portfolio	Amount

Equity	$946,742
Mid Cap	414,725
Small Cap	5,932,023
International Equity	40,737,305
International Equity Select	140,216
International Small Cap	8,533,177
Emerging Markets	628,507
High Yield	1,907,831
Strategic Yield	684,797
Mortgage	37,054

(l) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, Strategic Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2002

differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the periods ended December 31, other than returns of capital, was as follows:

	Ordinary Income		Long-Term Capital Gain

Portfolio	2002	2001	2002	2001

Equity:
Institutional	$1,131,482	$3,059,786	$—	$12,844,798
Open	159,184	771,802	—	3,720,332
Mid Cap:
Institutional	470,368	2,376,991	44,903	479,479
Open	139,569	1,001,436	13,324	199,669
Small Cap:
Institutional	5,757,212	27,137,886	9,940,624	72,650,586
Open	692,463	2,825,201	1,195,639	8,156,114
International
Equity:
Institutional	9,464,170	6,109,169	—	18,044,635
Open	202,681	337,300	—	1,003,217
International
Equity Select:
Institutional	318,477	4,765	—	—
Open	29,966	—	—	—
International
Small Cap:
Institutional	7,171,804	4,563,670	—	—
Open	26,978	30,803	—	—
Emerging
Markets:
Institutional	4,037,021	2,665,662	—	—
Open	82,176	34,843	—	—
Bond:
Institutional	1,779,401	2,628,400	—	—
Open	363,821	510,688	—	—
High Yield:
Institutional	7,756,049	6,992,230	—	—
Open	187,053	1,414,057	—	—
Strategic Yield:
Institutional	5,858,506	12,879,019	—	—
Open	225,134	445,881	—	—
Mortgage:
Institutional	5,067,450	664,767	30,918	49,395

As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

Equity	$17,606	$—
Mid Cap	84,901	—
Small Cap	—	—
International Equity	21,475,741	—
International Equity Select	1,523	—
International Small Cap	—	—
Emerging Markets	202,532	—
Bond	—	—
High Yield	—	—
Strategic Yield	—	—
Mortgage	175,835	—

(m) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(n) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(o) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees retained by a Portfolio are included as paid in capital on its Statement of Assets and Liabilities. During the year ended December 31, 2002, redemption fees were received as follows:

Portfolio	Redemption Fees

Equity	$2,628
Mid Cap	49
Small Cap	305,054
International Equity	861,174
International Equity Select	2
International Small Cap	76,844
Emerging Markets	61,987
Bond	6,034
High Yield	118
Strategic Yield	10,842

The Lazard Funds, Inc.
Notes to Financial Statements (continued) December 31, 2002

(p) Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and
Distribution Agreements

The Fund has entered into investment management agreements (the “Management Agreements”) with Lazard Asset Management (the “Investment Manager”), a division of Lazard Frères & Co. LLC (“LF & Co.”). Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for the Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Mid Cap	0.75
Small Cap	0.75
International Equity	0.75
International Equity Select	0.85
International Small Cap	0.75
Emerging Markets	1.00
Bond	0.50
High Yield	0.75
Strategic Yield	0.75
Mortgage	0.40

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

	Institutional Shares Annual	Open Shares Annual
Portfolio	Operating Expenses	Operating Expenses

Mid Cap	1.05%	1.35%
International Equity Select	1.15	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
Bond	N/A	1.10
High Yield	0.75	1.05
Mortgage	0.65	N/A

During the year ended December 31, 2002, the Investment Manager waived its management fee/reimbursed the Portfolios for other expenses as follows:

	Institutional Shares	Open Shares
	Amount Waived/	Amount Waived/
Portfolio	Reimbursed	Reimbursed

Mid Cap	$93,844	$41,001
International Equity Select	106,162	30,093
International Small Cap	—	15,757
Emerging Markets	—	21,670
Bond	—	29,978
High Yield	227,406	26,928

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive the $37,500 base fee and the $7,500 additional class fee for the first six months of International Equity Select Portfolio’s operations. Thereafter, the monthly base and additional class fees were increased by 1/6 per month until March 2002, when the Portfolio’s net assets exceeded $25 million and the full monthly base and additional class fees became effective.

The Fund has a distribution agreement with LF & Co. pursuant to which LF & Co. acts as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of Portfolio shares.

LF & Co. provides Open Shares with distribution services pursuant to a Distribution and Servicing Plan (the “Plan”) in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to LF & Co., at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. LF & Co. may make payments to certain financial institutions, securities dealers and other industry professionals, for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
December 31, 2002

4. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2002 were as follows:

Portfolio	Purchases	Sales

Equity	$107,851,247	$136,773,187
Mid Cap	47,477,776	35,253,267
Small Cap	511,261,272	593,489,786
International Equity	1,198,070,667	1,428,240,278
International Equity Select	25,478,557	7,259,517
International Small Cap	274,797,967	111,740,622
Emerging Markets	142,781,825	103,585,896
Bond (1)	197,092,401	194,840,068
High Yield	156,953,594	153,722,768
Strategic Yield (2)	377,557,474	416,787,269
Mortgage (3)	196,076,190	157,707,439

(1)	Includes purchases and sales of U.S. Government securities of $159,746,274 and $137,948,733, respectively.
(2)	Includes purchases and sales of U.S. Government securities of $158,711,383 and $155,731,997, respectively.
(3)	Includes purchases and sales of U.S. Government securities of $194,189,849 and $151,357,708, respectively.

For the year ended December 31, 2002, no brokerage commissions were paid to LF& Co. for portfolio transactions executed on behalf of the Portfolios.

5. Line of Credit

The Fund has entered into a $50 million Line of Credit Agreement (the “Agreement”) with State Street effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2002, the Fund had borrowings under the Agreement as follows:

Weighted
	Average Daily		Average
	Amount of	Maximum	Interest
Portfolio	Loan	Loan	Rate

International Equity	$24,670,579	$35,804,169	2.285%

The Fund had no borrowings outstanding under the agreement at December 31, 2002.

6. Reorganization

On December 14, 2001, International Equity Portfolio acquired the net assets of Global Equity Portfolio pursuant to a plan of reorganization approved by Global Equity Portfolio shareholders on December 12, 2001. The acquisition was accomplished by a tax-free exchange of 8,377,479 Institutional Shares (valued at $81,288,941) and 306,015 Open Shares (valued at $2,952,867) of International Equity Portfolio for the 8,216,298 Institutional Shares and 298,307 Open Shares of Global Equity Portfolio outstanding on December 14, 2001. Global Equity Portfolio’s net assets at that date, including $10,571,996 of unrealized depreciation and $16,878,504 of accumulated realized net loss, were combined with those of International Equity Portfolio. The aggregate net assets of International Equity Portfolio and Global Equity Portfolio immediately before the acquisition were $2,135,177,883 and $84,241,808, respectively. The aggregate net assets of International Equity Portfolio immediately after the acquisition were $2,219,419,691.

7. Subsequent Event

Effective January 13, 2003, Lazard Asset Management, a division of LF & Co., reorganized the legal form of its operations to become a separate limited liability company, Lazard Asset Management LLC (“LAM LLC”). LAM LLC is a subsidiary of LF & Co. LAM LLC succeeded to the entire investment advisory business conducted by Lazard Asset Management. Accordingly, beginning on January 13, 2003, LAM LLC became the Fund’s Investment Manager.

The Lazard Funds, Inc.
Report of Independent Auditors

The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (comprised of Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio (commenced operations on May 31, 2001), Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio) as of December 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2001 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2002, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2001 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 6, 2003

The Lazard Funds, Inc.
Proxy Voting Results
(unaudited)

A special meeting of shareholders was held on November 1, 2002, to vote on the following proposals. The proposals received the required number of votes of shareholders of the relevant Portfolio and were adopted.

Proposal 1: For all Portfolios, to elect a Board of Directors.

Director	For	Against	Abstain	Broker Non Vote

John J. Burke	317,994,375.638	—	850,901.715	—
Kenneth S. Davidson	317,983,919.390	—	861,357.963	—
William Katz	317,978,024.138	—	867,253.215	—
Lester Z. Lieberman	317,891,768.386	—	953,508.967	—
Richard Reiss, Jr.	317,988,867.138	—	856,410.215	—
Norman Eig	318,055,705.390	—	789,571.963	—
Herbert W. Gullquist	318,055,480.390	—	789,796.963	—
John Rutledge	317,953,004.138	—	892,273.215	—

Proposal 2: For Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios only, increase the Portfolio’s percentage limitation on lending securities.

Portfolio	For	Against	Abstain	Broker Non Vote

Equity	4,609,214.456	153,402.366	77,406.000	2,028,086.000
Small Cap	19,679,601.591	1,569,831.054	40,294.878	6,227,105.000
International Equity	119,196,308.520	5,473,620.972	230,302.646	38,798,585.000
Bond	2,604,269.300	23,301.000	6,213.000	42,231.000
Strategic Yield	11,259,544.396	24,693.403	20,847.921	9,304,415.000

Proposal 3: For Equity Portfolio only, expand the Portfolio’s ability to invest in securities of a single issuer.

Portfolio	For	Against	Abstain	Broker Non Vote

Equity	4,604,538.204	202,342.618	33,142.000	2,028,086.000

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with	Principal Occupation(s) During Past 5 Years
Address	the Fund*	and Other Directorships Held

Non-Interested Directors:
John J. Burke (74)	Director	Retired; Former Vice Chairman and Director, Montana Power Company.
50 Burning Tree Lane	since May 1991
Butte, MT 59701

Kenneth S. Davidson (57)	Director	President, Davidson Capital Management Corporation; Vice Chairman
Davidson Capital	since August 1995	of the Board of Trustees, The Juilliard School; Chairman of the Board,
Management Corporation		Bridgehampton Chamber Music Festival; Trustee, American Friends of
500 Park Avenue		the National Gallery/London.
Suite 510
New York, NY 10022

William Katz (48)	Director	President and Chief Executive Officer of BBDO New York, an advertising
BBDO Worldwide	since April 1997	agency; Director of BBDO Worldwide.
1285 Avenue of the Americas
New York, NY 10019

Lester Z. Lieberman (72)	Director	Private Investor; Director, Dowel Associates, a real estate developer;
25 Lindsley Drive	since October 1991	Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director,
Morristown, NJ 07960		Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical
School; Trustee and Chairman of Investment Committee, Clarkson University.

Richard Reiss, Jr. (58)	Director	Managing Partner, Georgica Advisors LLC, an investment manager;
Georgica Advisors LLC	since May 1991	Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s,
Carnegie Hall Tower		Inc., a restaurant chain.
152 West 57th Street
46th Floor
New York, NY 10019

Interested Directors**:
Norman Eig (61)	Chairman of the	Managing Director and Co-Chief Executive Officer of the Investment Manager.
Lazard Asset Management LLC	Board
30 Rockefeller Plaza	since May 1991
New York, NY 10112-6300

Herbert W. Gullquist (65)	President and Director	Managing Director, Co-Chief Executive Officer and Chief Investment Officer
Lazard Asset Management LLC	since May 1991	of the Investment Manager.
30 Rockefeller Plaza
New York, NY 10112-6300

John Rutledge (54)	Director	President, Rutledge Capital, LLC, an economics and investment advisory
Rutledge Capital, LLC	since May 1991	firm; Director, Strategic Optical Holdings Corp.; Director, Framed Picture
101 Dingletown Road		Enterprise; Director, Crom Corporation, a water storage system manufacturer;
Greenwich, CT 06830		Director, Earle M. Jorgensen Co., a steel service company; Director,
Amerindo Funds, Inc., a family of three investment portfolios; Director,
Vingage Corporation, a streaming video company; Chairman of Advisory
Board, Saugatuck Capital; Chairman, Stairmaster Sports Medical; Chairman,
Adobe Corp., an evaporative cooler company.

*	Each Director serves an indefinite term, until his successor is elected, and each Director serves in such capacity for 15 Lazard portfolios.
**	Mr. Eig and Mr. Gullquist are “interested persons” (as defined in the Act) of the Fund (“Interested Director”) because of their positions with the
Investment Manager; Mr. Rutledge is an Interested Director because of a family member’s position with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with
Address	the Fund*	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (29)	Vice President	Director and General Counsel of the Investment Manager; from
Lazard Asset Management LLC	and Secretary	September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP,
30 Rockefeller Plaza	since April 2002	a law firm.
New York, NY 10112-6300

Bernard J. Grzelak (31)	Treasurer	Vice President of the Investment Manager; from August 1993 to September
Lazard Asset Management LLC	since October 2000	2000, a Manager with Deloitte & Touche LLP.
30 Rockefeller Plaza
New York, NY 10112-6300

Brian D. Simon (40)	Assistant Secretary	Vice President of the Investment Manager; from July 1999 to October 2002,
Lazard Asset Management LLC	since November 2002	Vice President, Law & Regulation at J. & W. Seligman & Co.; from July 1997
30 Rockefeller Plaza		to July 1999, an Associate at Schulte Roth & Zabel LLP, a law firm.
New York, NY 10112-6300

Stephen St. Clair (44)	Assistant Treasurer	Fund Administration Manager of the Investment Manager.
Lazard Asset Management LLC	since July 2000
30 Rockefeller Plaza
New York, NY 10112-6300

* Each Officer serves an indefinite term, until his successor is elected, and each Officer serves in such capacity for 15 Lazard portfolios.

Tax Information (Unaudited)
The Lazard Funds, Inc.
Year Ended December 31, 2002

The following tax information represents year end disclosure of a tax benefit passed through to shareholders for 2002.

Of the distributions made by the Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Equity	96.71%
Mid Cap	14.41
Small Cap	15.09
International Equity	—
International Equity Select	—
International Small Cap	—
Emerging Markets	—
Bond	—
High Yield	4.81
Strategic Yield	2.31
Mortgage	—

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Public Accountants
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund’s shares is authorized only in the case of a concurrent or prior delivery of the Fund’s current Prospectus.

The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112- 6300	www.LazardNet.com

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